John Hancock
Global
Fund

ANNUAL
REPORT

10.31.01

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 33


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing
primarily in
the stocks of
companies located
throughout
the world,
including the
United States.

Over the last twelve months

* Economic conditions continued to deteriorate worldwide.

* Terrorist attacks in the U.S. reverberated throughout the global economy.

* Global stock markets declined overall but rebounded late in the period as political and monetary leaders moved to calm investor fears.

[Bar chart with heading "John Hancock Global Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 10% with -50% at the bottom and 0% at the top. The first bar represents the -43.48% total return for Class A. The second bar represents the -45.30% total return for Class B. The third bar represents the -45.30% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.7%   Microsoft
 2.2%   Cisco Systems
 2.0%   Tyco International
 2.0%   Dell Computer
 1.9%   Citigroup
 1.9%   Wal-Mart Stores
 1.8%   eBay
 1.8%   Intel
 1.7%   Home Depot
 1.6%   Fannie Mae

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY LORETTA MORRIS, RANDY KAHN AND ANDY GALLAGHER FOR THE
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
Global Fund

Conditions in global equity markets have presented challenges for investors in 2001. Concerns over the slowdown in economic growth and the impact of the technology boom-and-bust cycle resulted in a valuation correction in global equity markets that was later exacerbated by the terrorist attacks on U.S. soil. Amid a deceleration in U.S. industrial-sector growth following massive investments in technology in 1999, the U.S. economy entered a period of slower growth starting in the second half of 2000. Similar to the trend in the United States, economic expansion slowed markedly in Europe. Among the 12-member Eurozone countries, growth slowed to 0.1% in the second quarter of 2001, down from 0.5% posted in the first quarter.

"Similar to the trend in
 the United States,
 economic expansion
 has slowed markedly
 in Europe."

Despite slowing growth, the Eurozone remained out of recession (loosely defined as two straight quarters of falling output) during the reporting period. In Japan, the economy remained mired in difficulty: the country's GDP shrank by 0.8% in the second quarter, unemployment has been on the rise and exporters have lowered their earnings expectations on heightened fears that the United States would fall into a recession.

In an effort to revive flagging growth, central banks worldwide moved to reduce interest rates. Through the end of October, central bankers cut interest rates more than 150 times and, especially after the September 11 attacks, injected massive amounts of liquidity into the global economy.

FUND PERFORMANCE

For the 12 months ended October 31, 2001, the Fund's Class A, Class B and Class C shares posted total returns of -43.48%, -45.30% and -45.30%, respectively, at net asset value. During the same period, the benchmark MSCI All Country World Free Index returned -25.15%, while the average global fund returned -25.93%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

GROWTH STOCKS OUT OF FAVOR

Since taking over management of the Fund's assets on December 14, 2000, two major trends have emerged: a movement away from the technology sector throughout most of 2001 and a shift toward health-care-related stocks. Slowing economic growth worldwide and a resulting aversion to growth-oriented stocks favored the generally stable, predictable earnings of health-care and consumer-oriented companies at the expense of technology firms.

"...our growth investment
 style has not been
 rewarded..."

The Fund's relative underperformance during the reporting period was due largely to these challenging investment conditions. From a style-specific standpoint, our growth investment style has not been rewarded, as investors have continued to favor value-oriented companies with high earnings visibility in the face of an economic slowdown. In particular, our positions in industry-leading firms in the fiber-optics, telecommunications, data storage and software groups did not benefit the Fund as anticipated.

TECH HURTS, HEALTHCARE HELPS

Early in the year, we believed these companies would recover sooner and outperform in an improving environment. However, we realized the companies we owned that depended on an economic recovery to drive their fundamentals, particularly tech stocks, would suffer the most and any pickup in demand for their products would be pushed out further into the future.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 19%, the second is Computers 10%, the third Telecommunications 9%, the fourth Electronic 8%, and the fifth Retail 7%.]

Not surprisingly, exposure to the health-care group -- while still down for the period -- benefited the Fund most, while technology holdings were the most significant factor in underperformance. Stock selection in the financial services and commercial/industrial sectors also hurt returns. On a country basis, Japanese and U.S. stocks were the primary contributors to the Fund's decline, despite underweighted positions in both countries.

[Bar chart at middle of page with heading "Five largest countries As a percentage of net assets on 10-31-01." The chart is divided into five sections: United States 47%, Japan 14%, United Kingdom 10%, France 7% and Canada 4%.]

The list of best- and worst-performing stocks includes technology firms such as Ciena Corp., Brocade Communications and Applied Micro Circuits, all of which we sold, on the downside and health-care-related firms such as Johnson & Johnson, UnitedHealth Group and IDEC Pharmaceuticals on the upside.

OUTLOOK

Investors will watch closely to gauge whether recent rallies in global stock indexes signal the beginning of a "recovery rally." Generally, this type of rally occurs when stock valuations have become so attractive - and monetary leaders worldwide have reduced interest rates and injected so much liquidity into the global economy - that any improvement in economic conditions triggers investor activity, which in turn pushes stock prices higher.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Johnson & Johnson followed by an up arrow with the phrase "Consistent, reliable earnings stream." The second listing is Ciena Corp. followed by a down arrow with the phrase "Slowdown in capital equipment spending and glut of fiber-optic capacity." The third listing is Gemstar TV Guide International followed by an up arrow with the phrase "Strong market share for print and online TV Guide."]

While October saw the release of many negative reports, most were of the historical, rear-view mirror variety. A number of positive factors suggest that a recovery may in fact be ahead. Global inflation is modest -- in fact, the ECRI inflation gauge for October fell to its lowest level in 26 years. Short-term interest rates for the so-called Group of Seven large developed economies are near historical lows, as deteriorating conditions have spurred central bankers to further lower interest rates and pump additional liquidity into the global economy. Oil prices have fallen dramatically, reducing operating costs for most corporations and heavy U.S. federal spending on defense and security should help revive economic growth. Additional tax cuts are also in the horizon.

"A number of positive
 factors suggest that a
 recovery may in fact
 be ahead."

In the United States, recent reports of a reduction in inventory levels in the manufacturing sector, continued strength in real estate and a pickup in capital spending provide a positive backdrop for the global equity markets.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Index, an
unmanaged index used
to measure the
performance of both
developed and
emerging non-U.S.
stock markets. The
index represents stocks
that are freely traded
on equity exchanges
around the world.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                 1-3-92       9-2-86       3-1-99           --

Average annual returns with maximum sales charge (POP)
One year                      -46.31%       -48.04%      -46.40%     -25.15%
Five years                     -5.85%        -6.30%          --        4.52%
Ten years                         --          1.04%          --        7.69%
Since inception                 1.08%           --       -19.77%         --

Cumulative total returns with maximum sales charge (POP)
One year                      -46.31%       -48.04%      -46.40%     -25.15%
Five years                    -26.04%       -27.77%          --       24.73%
Ten years                         --         10.95%          --      109.78%
Since inception                11.14%           --       -44.45%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B shares for the period indicated. For comparison, we've shown the same investment in the Morgan Stanley Capital International (MSCI) All Country World Free Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $20,978 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund, before sales charge, and is equal to $11,095 as of October 31, 2001.

                                    Class A      Class C 1
Inception date                       1-3-92       3-1-99
Without sales charge                $11,704       $5,611
With maximum sales charge           $11,114       $5,555
Index                               $20,406       $8,610

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into four main categories: common stocks, rights, warrants and short-term investments. Common stocks, rights and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES     ISSUER                                                                                  VALUE
COMMON STOCKS 97.55%                                                                               $67,785,186
(Cost $70,371,908)


Australia    0.96%                                                                                    $666,640
 96,900   News Corp. Ltd. (The) (Media)                                                                666,640

Canada  3.95%                                                                                        2,743,691
  6,700   Biovail Corp.* (Medical)                                                                     316,642
 28,000   Bombardier, Inc. (Manufacturing)                                                             181,749
 10,100   Loblaw Cos. Ltd. (Retail)                                                                    312,522
 19,600   Manulife Financial Corp. (Insurance)                                                         483,728
 13,300   PanCanadian Energy Corp. (Oil & Gas)                                                         361,249
 17,200   Placer Dome, Inc. (Metal)                                                                    196,252
 19,100   Suncor Energy, Inc. (Oil & Gas)                                                              582,581
  8,800   Talisman Energy, Inc. (Oil & Gas)                                                            308,968

Denmark  0.52%                                                                                         364,700
  9,000   Novo Nordisk AS (Medical)                                                                    364,700

Finland  1.38%                                                                                         958,990
  9,400   Nokia Oyj American Depositary Receipts (ADR)
          (Telecommunications)                                                                         192,794
 63,100   Stora Enso Oyj (Paper & Paper Products)                                                      766,196

France  7.17%                                                                                        4,980,643
  8,800   BNP Paribas SA (Banks -- Foreign)                                                            731,360
 19,000   Business Objects SA* (ADR) (Computers)                                                       520,790
  7,400   Castorama Dubois Investissement SA (Retail)                                                  352,099
  3,900   Lafarge SA (Building)                                                                        346,225
  2,400   L'Oreal SA (Cosmetics & Personal Care)                                                       165,571
 45,600   Orange SA (Telecommunications)                                                               369,134
  4,600   PSA Peugeot Citroen SA (Automobile/Trucks)                                                   186,807
  9,200   Sanofi-Synthelabo SA (Medical)                                                               606,139
 12,600   STMicroelectronics NV (Electronics)                                                          355,858
 11,500   Suez SA* (Engineering)                                                                       361,304
  4,015   TotalFinaElf SA (Oil & Gas)                                                                  563,361
 40,100   Usinor SA (Steel)                                                                            421,995

Germany  2.04%                                                                                       1,414,260
  5,200   BASF AG (Chemicals)                                                                          175,860
 13,900   E.On AG (Utilities)                                                                          723,886
  1,949   Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)                                    514,514

Ireland  0.56%                                                                                         390,908
 28,900   Bank of Ireland (Banks -- Foreign)                                                           256,042
 15,100   Bank of Ireland (Banks -- Foreign)                                                           134,866

Israel  0.51%                                                                                          352,260
  5,700   Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                          352,260

Italy  2.15%                                                                                         1,495,704
 22,200   ENI SpA (Oil & Gas)                                                                          277,952
 41,793   Riunione Adriatica di Sicurta SpA (Insurance)                                                501,084
131,700   Telecom Italia Mobile SpA (Telecommunications)                                               716,668

Japan  13.97%                                                                                        9,711,055
     64   East Japan Railway Co. (Transport)                                                           372,369
 30,000   Eisai Co., Ltd. (Medical)                                                                    766,249
 20,000   Fuji Photo Film Co., Ltd. (Leisure)                                                          659,350
 20,000   Honda Motor Co., Ltd. (Automobile/Trucks)                                                    716,472
 17,000   Ito-Yokado Co., Ltd. (Retail)                                                                749,113
 10,800   Murata Manufacturing Co., Ltd. (Electronics)                                                 676,845
 53,000   NEC Corp. (Telecommunications)                                                               480,069
  3,000   Nintendo Co., Ltd. (Leisure)                                                                 462,198
 49,000   Nomura Holdings, Inc. (Broker Services)                                                      643,764
     12   NTT DoCoMo, Inc. (Telecommunications)                                                        162,553
154,000   Oji Paper Co., Ltd. (Paper & Paper Products)                                                 751,495
 17,000   Seven-Eleven Japan Co., Ltd. (Retail)                                                        739,402
 50,000   Sharp Corp. (Electronics)                                                                    516,545
 21,000   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                     690,603
 89,000   Sumitomo Mitsui Banking Corp. (Banks -- Foreign)                                             549,782
 16,000   Takeda Chemical Industries, Ltd. (Medical)                                                   774,246

Mexico  0.31%                                                                                          217,500
 14,500   America Movil SA de CV (ADR) (Telecommunications)                                            217,500

Netherlands  1.55%                                                                                   1,073,560
 15,800   Aegon NV (Insurance)                                                                         396,495
 12,800   DSM NV (Chemicals)                                                                           416,193
  7,100   Heineken NV (Beverages)                                                                      260,872

South Korea 1.98%                                                                                    1,372,796
  7,300   Samsung Electronics Co., Ltd. (Electronics)                                                  981,061
  2,060   SK Telecom Co., Ltd. (Telecommunications)                                                    391,735

Spain  1.03%                                                                                           714,469
  9,500   Banco Popular Espanol SA (Banks -- Foreign)                                                  318,720
 12,000   Inditex SA* (Retail)                                                                         223,423
 11,900   Repsol YPF SA (Oil & Gas)                                                                    172,326

Switzerland  2.21%                                                                                   1,538,439
  1,800   Nestle SA (Food)                                                                             373,143
  4,200   Swiss Reinsurance Co. (Insurance)                                                            431,480
 15,800   UBS AG (Banks -- Foreign)                                                                    733,816

Taiwan  0.15%                                                                                          101,989
  7,900   Taiwan Semiconductor Manufacturing Co. Ltd.* (ADR)
          (Electronics)                                                                                101,989

United Kingdom  9.96%                                                                                6,921,211
 35,900   ARM Holdings Plc* (Electronics)                                                              181,489
 24,450   Barclays Plc (Banks -- Foreign)                                                              735,234
 43,700   BP Plc (Oil & Gas)                                                                           352,331
 87,100   British Aerospace Plc (Aerospace)                                                            422,611
 52,700   British American Tobacco Plc (Tobacco)                                                       459,344
 43,300   British Sky Broadcasting Group Plc* (Media)                                                  484,345
 74,800   British Telecommunications Plc (Telecommunications)                                          378,144
 61,200   Compass Group Plc (Food)                                                                     445,860
 37,300   Diageo Plc (Beverages)                                                                       371,985
 27,500   GlaxoSmithKline Plc (Medical)                                                                739,062
 71,500   Lloyds TSB Group Plc (Banks -- Foreign)                                                      720,845
 36,200   Marks & Spencer Plc (Retail)                                                                 150,927
 20,600   Powergen Plc (Utilities)                                                                     223,096
 26,400   Reckitt Benckiser Plc (Consumer Products Misc.)                                              368,172
 55,100   Rentokil Initial Plc (Diversified Operation)                                                 198,108
298,580   Vodafone Group Plc (Telecommunications)                                                      689,658

United States 47.15%                                                                                32,766,371
 16,300   Abbott Laboratories (Medical)                                                                863,574
  8,200   American International Group, Inc. (Insurance)                                               644,520
 19,700   Amgen, Inc.* (Medical)                                                                     1,119,354
 22,600   AOL Time Warner, Inc.* (Media)                                                               705,346
 69,400   AT&T Wireless Services, Inc.* (Telecommunications)                                         1,002,136
 75,000   Cendant Corp.* (Consumer Products Misc.)                                                     972,000
 88,500   Cisco Systems, Inc.* (Computers)                                                           1,497,420
 29,266   Citigroup, Inc. (Finance)                                                                  1,332,188
 57,600   Dell Computer Corp.* (Computers)                                                           1,381,248
 23,800   eBay, Inc.* (Consumer Products Misc.)                                                      1,249,024
 14,000   Fannie Mae (Mortgage Banking)                                                              1,133,440
 10,600   Genentech, Inc.* (Medical)                                                                   553,850
 31,700   Home Depot, Inc. (The) (Retail)                                                            1,211,891
 10,200   IDEC Pharmaceuticals Corp.* (Medical)                                                        611,796
 50,300   Intel Corp. (Electronics)                                                                  1,228,326
  9,000   International Business Machines Corp. (Computers)                                            972,630
 18,400   Johnson & Johnson (Medical)                                                                1,065,544
 18,700   King Pharmaceuticals, Inc.* (Medical)                                                        729,113
 19,000   KLA-Tencor Corp.* (Electronics)                                                              776,340
  9,100   L-3 Communications Holdings, Inc.* (Telecommunications)                                      790,517
 27,400   McKesson Corp. (Medical)                                                                   1,013,526
 23,300   Medtronic, Inc. (Medical)                                                                    938,990
 49,600   MGM Mirage, Inc.* (Leisure)                                                                1,106,080
 31,700   Microsoft Corp.* (Computers)                                                               1,843,355
 16,100   Nabors Industries, Inc.* (Oil & Gas)                                                         494,914
 22,300   QUALCOMM, Inc.* (Telecommunications)                                                       1,095,376
 13,800   Santa Fe International Corp. (Oil & Gas)                                                     335,892
  7,800   Schlumberger Ltd. (Oil & Gas)                                                                377,676
  7,500   Symantec Corp.* (Computers)                                                                  412,425
 17,200   Tenet Healthcare Corp.* (Medical)                                                            989,344
 16,800   Transocean Sedco Forex, Inc. (Oil & Gas)                                                     506,520
 28,900   Tyco International Ltd. (Manufacturing)                                                    1,420,146
 16,600   UnitedHealth Group, Inc. (Medical)                                                         1,091,450
 25,300   Wal-Mart Stores, Inc. (Retail)                                                             1,300,420

RIGHTS  0.00%                                                                                               $0
(Cost $0)

Switzerland 0.00%
  4,200   Swiss Reinsurance Co.* (Insurance)                                                                 0

WARRANTS  1.28%                                                                                       $890,769
(Cost $897,929)

Germany  0.00%                                                                                           2,256
     38   Muenchener Rueckversicherungs-Gesellschaft AG* (Insurance)                                     2,256

United Kingdom 1.28%                                                                                   888,513
  5,100   Infosys Technology Ltd.* (Computer)                                                          309,723
327,000   Taiwan Semiconductor Manufacturing Co. Ltd.* (Electronics)                                   578,790

TOTAL COMMON STOCKS, RIGHTS, AND WARRANTS 98.83%                                                   $68,675,955
(Cost $71,269,837)

SHORT-TERM INVESTMENTS 7.29%                                                                        $5,064,881
(Cost $5,064,881)

Cash Equivalent 7.29%
5,064,881  Navigator Securities Lending Prime Portfolio**                                            5,064,881

TOTAL INVESTMENTS 106.12%                                                                          $73,740,836

OTHER ASSETS AND LIABILITIES, NET (6.12%)                                                          ($4,250,861)

TOTAL NET ASSETS 100.00%                                                                           $69,489,975

*  Non-income producing security.

** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

October 31, 2001
(unaudited)

The concentra-
tion of the
Fund's invest-
ments can be
aggregated by
various industry
groups. This
table shows the
percentages of
the Fund's
investments
assigned to the
various invest-
ment categories.
                                        VALUE OF SECURITIES
                                           AS A PERCENTAGE
INVESTMENT CATEGORIES                        OF NET ASSETS

Aerospace                                             0.61%
Automobiles/Trucks                                    1.30
Banks -- Foreign                                      6.02
Beverages                                             0.91
Broker Services                                       0.93
Building                                              0.50
Chemicals                                             1.85
Computers                                             9.98
Consumer Products Misc.                               3.73
Cosmetics & Personal Care                             0.24
Diversified Operations                                0.28
Electronics                                           7.77
Engineering                                           0.52
Finance                                               1.92
Food                                                  1.18
Insurance                                             4.28
Leisure                                               3.20
Manufacturing                                         2.30
Media                                                 2.67
Medical                                              18.56
Metal                                                 0.28
Mortgage Banking                                      1.63
Oil & Gas                                             6.24
Paper & Paper Products                                2.18
Retail                                                7.25
Steel                                                 0.61
Telecommunications                                    9.33
Tobacco                                               0.66
Transport                                             0.54
Utilities                                             1.36
Short-term investments                                7.29

Total investments                                   106.12%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering prices
per share.

ASSETS
Investments at value (cost $76,334,718)        $73,740,836
Foreign cash at value (cost $46,082)                46,083
Receivable for investments sold                  4,515,737
Receivable for shares sold                           7,166
Receivable for forward foreign currency
exchange contracts                                 136,608
Dividends and interest receivable                  121,319
Other assets                                        11,192

Total Assets                                    78,578,941

LIABILITIES
Due to custodian                                 1,382,298
Payable for investments purchased                2,142,959
Payable for shares repurchased                     172,607
Payable for forward currency exchange
contracts purchased                                 39,206
Payable for securities on loan                   5,064,881
Payable to affiliates                              118,721
Accounts payable and accrued expenses              168,294

Total Liabilities                                9,088,966

NET ASSETS
Capital paid-in                                112,876,337
Accumulated net realized loss on investments
  and foreign currency transactions            (40,784,926)
Net unrealized depreciation of investments
  and translation of assets and liabilities
  in foreign currencies                         (2,505,939)
Accumulated net investment loss                    (95,497)

Net Assets                                     $69,489,975

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($51,452,959 [DIV] 6,676,014 shares)         $7.71
Class B ($17,339,860 [DIV] 2,501,922 shares)         $6.93
Class C ($697,156 [DIV] 100,612 shares)              $6.93

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.71 [DIV] 95%)                          $8.12
Class C ($6.93 [DIV] 99%)                            $7.00

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes
of $96,928)                                       $900,096
Interest                                           223,070
Security lending income                             53,068

Total investment income                          1,176,234

EXPENSES
Investment management fee                          938,820
Class A distribution and service fee               227,708
Class B distribution and service fee               278,573
Class C distribution and service fee                10,934
Transfer agent fee                                 576,476
Custodian fee                                      239,627
Printing                                            51,938
Registration and filing fee                         39,808
Auditing fee                                        36,900
Accounting and legal services fee                   20,946
Legal fees                                           9,866
Trustees' fee                                        7,158
Miscellaneous                                        4,542
Interest expense                                       352

Total expenses                                   2,443,648

Net investment loss                             (1,267,414)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                    (38,446,551)

Financial futures contracts                            193
Foreign currency transactions                   (1,169,730)

Change in unrealized appreciation
(depreciation) on
Investments                                    (18,958,697)

Translation of assets and liabilities in
foreign currencies                                  99,449

Net realized and unrealized loss               (58,475,336)

Decrease in net assets from operations        ($59,742,750)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($1,303,552)     ($1,267,414)
Net realized gain (loss)                         3,374,214      (39,616,088)
Change in net unrealized depreciation           (8,259,039)     (18,859,248)
Decrease in net assets from operations          (6,188,377)     (59,742,750)

Distributions to shareholders
From net realized gain
Class A                                         (5,012,505)              --
Class B                                         (2,320,803)              --
Class C                                            (12,128)              --
                                                (7,345,436)              --

From fund share transactions                   (21,287,504)     (18,013,598)

NET ASSETS
Beginning of period                            182,067,640      147,246,323

End of period 1                               $147,246,323      $69,489,975

1 Includes accumulated net investment loss of $373,302 and $95,497, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.97      $12.94      $13.46      $15.24      $13.64
Net investment loss 1                                    (0.05)      (0.05)      (0.03)      (0.08)      (0.11)
Net realized and unrealized
  gain (loss) on investments                              1.21        1.53        2.67       (0.91)      (5.82)
Total from investment
  operations                                              1.16        1.48        2.64       (0.99)      (5.93)
Less distributions
From net realized gain                                   (1.19)      (0.96)      (0.86)      (0.61)         --
Net asset value,
  end of period                                         $12.94      $13.46      $15.24      $13.64       $7.71
Total return 2 (%)                                        9.36       11.88       20.90       (6.90)     (43.48)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $92        $121        $128        $105         $51
Ratio of expenses
  to average net assets (%)                               1.81        1.82        1.78        1.87        2.14
Ratio of net investment loss
  to average net assets (%)                              (0.36)      (0.33)      (0.23)      (0.52)      (1.01)
Portfolio turnover (%)                                      81         160         176         182         297

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.54      $12.39      $12.76      $14.30      $12.67
Net investment loss 1                                    (0.14)      (0.13)      (0.11)      (0.18)      (0.17)
Net realized and unrealized
  gain (loss) on investments                              1.18        1.46        2.51       (0.84)      (5.57)
Total from investment
  operations                                              1.04        1.33        2.40       (1.02)      (5.74)
Less distributions
From net realized gain                                   (1.19)      (0.96)      (0.86)      (0.61)         --
Net asset value, end of period                          $12.39      $12.76      $14.30      $12.67       $6.93
Total return 2 (%)                                        8.67       11.15       20.12       (7.60)     (45.30)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $28         $55         $54         $41         $17
Ratio of expenses
  to average net assets (%)                               2.49        2.46        2.37        2.57        2.84
Ratio of net investment loss
  to average net assets (%)                              (1.04)      (0.97)      (0.82)      (1.25)      (1.72)
Portfolio turnover (%)                                      81         160         176         182         297

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 3  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.88      $14.30      $12.67
Net investment loss 1                                    (0.10)      (0.15)      (0.17)
Net realized and unrealized
  gain (loss) on investments                              1.52       (0.87)      (5.57)
Total from investment
  operations                                              1.42       (1.02)      (5.74)
Less distributions
From net realized gain                                      --       (0.61)         --
Net asset value,
  end of period                                         $14.30      $12.67       $6.93
Total return 2 (%)                                       11.02 4     (7.60)     (45.30)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 5        $1          $1
Ratio of expenses
  to average net assets (%)                               2.48 6      2.57        2.84
Ratio of net investment loss
  to average net assets (%)                              (1.01) 6    (1.06)      (1.72)
Portfolio turnover (%)                                     176         182         297

1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Class C shares began operations on 3-1-99.

4 Not annualized.

5 Less than $500,000.

6 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Global Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,264,500, and the weighted average interest rate was 5.09%. Interest expense includes $352, paid under the line of credit. There was no outstanding borrowing under the line of credit on October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $4,881,669 collateralized by cash in the amount of $5,064,881. The cash collateral was invested in a short-term instrument.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts at October 31, 2001.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.


The Fund had the following open forward foreign currency exchange contracts at October 31, 2001:

                                                    UNREALIZED
               PRINCIPAL AMOUNT      EXPIRATION   APPRECIATION
CURRENCY    COVERED BY CONTRACT           MONTH  (DEPRECIATION)

BUYS
Euro                     50,245          NOV 01          ($238)
Japanese Yen        222,557,148          NOV 01        (38,968)
                                                      ($39,206)

SELLS
Danish Krone            734,543          NOV 01           $500
Euro                    405,063          NOV 01          1,924
Japanese Yen        450,047,418          NOV 01        134,184
                                                      $136,608

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $39,619,964 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next
$200,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadviser's fees.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $125,204 with regard to sales of Class A shares. Of this amount, $9,638 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $75,782 was paid as sales commissions to unrelated broker-dealers and $39,784 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $4,263 with regard to sales of Class C shares. Of this amount, $3,892 was paid as sales commissions to unrelated broker-dealers and $371 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $69,430 for Class B shares and $155 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                   YEAR ENDED 10-31-00          YEAR ENDED 10-31-01
                               SHARES           AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                       73,248,920   $1,097,256,833     5,676,327    $64,226,203
Distributions reinvested      335,619        5,076,753            --             --
Repurchased               (74,276,018)  (1,117,219,697)   (6,714,603)   (75,224,956)
Net decrease                 (691,479)    ($14,886,111)   (1,038,276)  ($10,998,753)

CLASS B SHARES
Sold                        1,780,224      $25,481,047       332,513     $3,269,531
Distributions reinvested      143,656        2,032,793            --             --
Repurchased                (2,453,064)     (34,900,938)   (1,062,282)   (10,421,533)
Net decrease                 (529,184)     ($7,387,098)     (729,769)   ($7,152,002)

CLASS C SHARES
Sold                        2,182,424      $30,034,664     2,604,419    $27,476,042
Distributions reinvested          891           12,636            --             --
Repurchased                (2,111,907)     (29,061,595)   (2,590,045)   (27,338,885)
Net increase                   71,408         $985,705        14,374       $137,157

NET DECREASE               (1,149,255)    ($21,287,504)   (1,753,671)  ($18,013,598)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $301,713,954 and $315,495,513, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $77,191,396. Gross unrealized appreciation and depreciation of investments aggregated $2,180,664 and $5,631,224, respectively, resulting in net unrealized depreciation of $3,450,560.

NOTE E
Reclassification of accounts

During the year ended October 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $778,414, a decrease in accumulated net investment loss of $1,545,219 and a decrease in capital paid-in of $2,323,633. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses, realized gain/loss on foreign currency transactions, and passive foreign investment companies in the computation of distributable income and capital gains under federal tax rules versus accounting principles, generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of the John Hancock Global Fund of the John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Fund (a series of John Hancock Investment Trust III) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund designated no distributions to shareholders as capital gain dividends. No distributions qualify for the dividends-received deduction available to corporations.



Shareholder meeting (unaudited)

On April 25, 2001, the shareholders of the John Hancock Global Fund approved a new sub-investment management contract between the Fund, John Hancock Advisers, Inc. and Nicholas-Applegate Capital Management LP (6,159,980 FOR; 2,218,541 AGAINST; 443,032 ABSTAINING).



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

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                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

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                                     Charlestown, MA 02129

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This report is for the information of
the shareholders of the John Hancock
Global Fund.

0300A  10/01
       12/01






John Hancock
Large Cap
Growth
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
through invest-
ments in large-
capitalization
companies with
above-average
projected earnings
growth.

Over the last twelve months

* A punishing investment environment was particularly harsh for growth stocks.

* The Fund significantly cut its technology and telecommunications stakes.

* A more diversified portfolio and heightened focus on companies with solid fundamentals helped performance in the latter half of the year.

[Bar chart with heading "John Hancock Large Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 10% with -50% at the bottom and 0% at the top. The first bar represents the -47.77% total return for Class A. The second bar represents the -48.12% total return for Class B. The third bar represents the -48.15% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 5.1%   Citigroup
 4.9%   Pfizer
 3.6%   Microsoft
 3.4%   Wal-Mart Stores
 3.1%   Tyco International
 3.1%   American International Group
 2.9%   Home Depot
 2.8%   Texas Instruments
 2.7%   General Electric
 2.6%   Intel

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY WILLIAM L. BRAMAN, PORTFOLIO MANAGEMENT TEAM LEADER, AND
PAUL J. BERLINGUET AND ROBERT J. UEK, CFA, PORTFOLIO MANAGERS

John Hancock
Large Cap Growth Fund

During the 12 months ended October 31, 2001, the broad stock market suffered one punishing blow after another, making it one of the most volatile periods in recent memory for growth stocks. Like most growth stock mutual funds, John Hancock Large Cap Growth Fund posted severe declines, returning -47.77%, -48.12% and -48.15% for Class A, Class B and Class C shares, respectively, at net asset value.

"...one of the most
 volatile periods in
 recent memory for
 growth stocks."

Our heavy emphasis on technology issues during the height of that sector's rout earlier in the year put added pressure on the Fund's performance, causing the Fund to underperform the average large-cap growth fund, which returned -38.73% for the 12-month period, according to Lipper, Inc.1 In the same time frame, the S&P 500 Index returned -24.89% and the Fund's benchmark Russell Top 200 Growth Index returned -39.34%. Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

DOWNTURN TOUCHED ALL SECTORS

The yearlong plunge in stock prices began with the tailspin of the technology and telecommunication sectors, though it quickly broadened to include almost every other industry in varying degrees. By the Fund's midyear mark, capital spending had ground to a halt. Merger and acquisition activity, along with initial public offerings, stalled. Corporate earnings disappointments abounded as economic growth slowed and then contracted over the summer -- all of which weighed heavily on investors' collective psyche. The one bright spot amid the tumult was the Federal Reserve Board's commitment to stimulating the economy by way of aggressive interest-rate reductions, which served to lift the markets a bit in April and May and then again in midsummer.

[A photo of Team leader Will Braman flush right next to first paragraph.]

BROAD-BASED PRICE DETERIORATION AMPLIFIED BY SEPTEMBER 11

As we entered early fall, an economic recovery in perhaps the first half of calendar 2002 seemed plausible, when the tragic events of September 11 occurred, forcing Wall Street to shut down. When the financial markets reopened on September 17, stock prices plunged, resulting in the Dow Jones Industrial Average experiencing its greatest one-week decline since the Great Depression. Volatility proved to be an equal opportunity employer in the period's final weeks, though by October's end several key benchmark indexes were able to regain the ground lost in September. In fact, growth stocks, which had been out of favor for most of the fiscal year, performed quite well in October as many technology issues rallied.

"...we further developed
 our investment process..."

DIVERSIFICATION BROADENED

As the period progressed, one of our main tactics became broadening the Fund's portfolio. We did this both in terms of industry exposure and in the types of stocks we chose, emphasizing companies with diversified business models. We also targeted companies that demonstrated a high level of predictability in their earnings growth. As we spread assets into more stable growers, we further developed our investment process, enhancing our disciplined system for buying and selling stocks. Our efforts proved worthwhile as the Fund outperformed its peers and benchmark in the second and third calendar quarters of 2001.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 26%, the second is Computers 13%, the third Retail 11%, the fourth Electronics 9%, and the fifth Finance 8%.]

TECHNOLOGY REDUCED, HEALTH CARE AND FINANCIALS INCREASED

We pared the Fund's positions in telecommunication equipment, networking and fiber-optics-related stocks in the fiscal year's first half, bringing the overall technology weighting down to 26%. Nortel Networks, Ericsson, PMC-Sierra and JDS Uniphase were among the stocks we sold. We increased the Fund's health-care exposure to 26%, adding to or newly purchasing biotechnology and health-care services names such as Johnson & Johnson, Pfizer, Amgen and Genzyme. We also bolstered our stake in financial companies, including State Street and SEI Investments. Most recently, we began introducing and adding to some cyclically oriented stocks, such as Home Depot, Lowe's, Texas Instruments, Honeywell International and BJ Services.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into two sections (from top to left): Common stocks 94%, and Short-term investments & other 6%.]

UNCERTAINTY AHEAD, BUT OPPORTUNITY TOO

Although the stock market will likely remain on an uneven keel as the United States enters a full-blown recession, many events are taking place that bode well for long-term investors.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Johnson & Johnson followed by an up arrow with the phrase "New products, favorable demographics." The second listing is EMC followed by a down arrow with the phrase "Capital spending slowdown, expensive hardware." The third listing is Morgan Stanley Dean Witter followed by a down arrow with the phrase "Deterioration in capital markets, halt in M&A activity."]

Powerful economic and financial stimulus is underway. The Economic Growth and Tax Relief Reconciliation Act of 2001 was passed into law this past summer, and there is talk in Washington of its being accelerated in some fashion to help bolster consumer and business confidence as well as spending. Furthermore, through the end of October, the Fed had reduced short-term interest rates nine times since January 2001, bringing the fed funds rate to 2.5%. This is the lowest level the key borrowing rate has been in four decades. Stock prices have fallen to attractive, historically reasonable levels, and the companies that have survived this year's economic downdraft and the September 11 aftermath relatively unscathed are the ones with the most solid business fundamentals. While no one can predict what the next stage of America's war against terrorism will bring to the financial markets, it is clear that opportunities to position oneself for long-term investment success do exist.

"...many events are taking
 place that bode well for
 long-term investors."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Russell Top 200
Growth Index, an
unmanaged index that
measures the perfor
mance of the Russell
Top 200 companies
with higher price-to-
book ratios and higher
forecasted growth
values.

It is not possible to
invest in an index.

                               Class A      Class B      Class C        Index
Inception date                12-24-68       1-3-94       6-1-98          --

Average annual returns with maximum sales charge (POP)
One year                       -50.38%      -50.60%      -49.17%      -39.34%
Five years                      -5.83%       -5.70%          --         8.12%
Ten years                        3.09%          --           --        11.43%
Since inception                    --         0.66%      -14.25%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -50.38%      -50.60%      -49.17%      -39.34%
Five years                     -25.93%      -25.45%          --        47.46%
Ten years                       35.58%          --           --       195.17%
Since inception                    --         5.29%      -40.85%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell Top 200 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $29,517 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, before sales charge, and is equal to $14,275 as of October 31, 2001. The third line represents the value of the same hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $13,558 as of October 31, 2001.

                                    Class B 1    Class C 1
Inception date                       1-3-94       6-1-98
Without sales charge                $10,529       $5,976
With maximum sales charge                --       $5,916
Index                               $25,461       $9,071

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                               VALUE
COMMON STOCKS 94.16%                                                                           $282,359,700
(Cost $271,098,585)


Aerospace  1.09%                                                                                 $3,260,000
100,000   Boeing Co. (The)                                                                        3,260,000

Banks -- United States  1.49%                                                                     4,462,920
 98,000   State Street Corp.                                                                      4,462,920

Broker Services  2.05%                                                                            6,159,440
 40,000   Goldman Sachs Group, Inc. (The)                                                         3,126,400
 62,000   Morgan Stanley Dean Witter & Co.                                                        3,033,040

Computers  12.97%                                                                                38,893,486
 50,000   Affiliated Computer Services, Inc.*                                                     4,402,500
109,200   BEA Systems, Inc.*                                                                      1,325,688
152,150   Check Point Software Technologies Ltd.* (Israel)                                        4,491,468
200,000   Cisco Systems, Inc.*                                                                    3,384,000
145,100   EarthLink, Inc.*                                                                        2,125,715
 70,000   Electronic Data Systems Corp.                                                           4,505,900
 50,000   First Data Corp.                                                                        3,378,500
200,000   Juniper Networks, Inc.*                                                                 4,458,000
186,100   Microsoft Corp.*                                                                       10,821,715

Diversified Operations  6.82%                                                                    20,439,028
225,456   General Electric Co.                                                                    8,208,853
100,000   Honeywell International, Inc.                                                           2,955,000
188,750   Tyco International Ltd.                                                                 9,275,175

Electronics  8.90%                                                                               26,688,574
 70,698   Analog Devices, Inc.*                                                                   2,686,524
 80,000   Applied Materials, Inc.*                                                                2,728,800
315,000   Intel Corp.                                                                             7,692,300
130,000   Linear Technology Corp.                                                                 5,044,000
305,000   Texas Instruments, Inc.                                                                 8,536,950

Finance  7.77%                                                                                   23,311,522
339,073   Citigroup, Inc.                                                                        15,434,603
120,000   Concord EFS, Inc.*                                                                      3,284,400
110,649   MBNA Corp.                                                                              3,055,019
 50,000   SEI Investments Co.                                                                     1,537,500

Instruments -- Scientific  1.30%                                                                  3,902,516
109,961   Waters Corp.*                                                                           3,902,516

Insurance  3.09%                                                                                  9,263,403
117,855   American International Group, Inc.                                                      9,263,403

Media  1.10%                                                                                      3,302,049
105,801   AOL Time Warner, Inc.*                                                                  3,302,049

Medical  24.40%                                                                                  73,190,619
 60,000   Abbott Laboratories                                                                     3,178,800
 51,000   Allergan, Inc.                                                                          3,661,290
 67,911   AmerisourceBergen Corp.                                                                 4,316,423
130,000   Amgen, Inc.*                                                                            7,386,600
 90,000   Baxter International, Inc.                                                              4,353,300
 50,000   Forest Laboratories, Inc.*                                                              3,719,000
 65,000   Genzyme Corp.*                                                                          3,506,750
 30,000   ICOS Corp.*                                                                             1,732,500
 40,000   IDEC Pharmaceuticals Corp.*                                                             2,399,200
 25,000   ImClone Systems, Inc.*                                                                  1,529,750
 60,000   Johnson & Johnson                                                                       3,474,600
 62,000   Laboratory Corp. of America Holdings*                                                   5,344,400
 90,000   MedImmune, Inc.*                                                                        3,531,600
100,000   Merck & Co., Inc.                                                                       6,381,000
351,561   Pfizer, Inc.                                                                           14,730,406
 60,000   UnitedHealth Group, Inc.                                                                3,945,000

Medical -- Instruments  2.04%                                                                     6,106,673
 74,776   Medtronic, Inc.                                                                         3,013,473
 55,000   Stryker Corp.                                                                           3,093,200

Oil & Gas  3.65%                                                                                 10,933,735
 69,337   Anadarko Petroleum Corp.                                                                3,955,676
128,853   BJ Services Co.*                                                                        3,297,348
149,077   Halliburton Co.                                                                         3,680,711

Pollution Control  1.23%                                                                          3,675,000
150,000   Waste Management, Inc.                                                                  3,675,000

Retail  10.66%                                                                                   31,956,935
226,559   Home Depot, Inc. (The)                                                                  8,661,350
 55,000   Kohl's Corp.*                                                                           3,058,550
200,000   Lowe's Cos., Inc.                                                                       6,820,000
 91,954   TJX Cos., Inc. (The)                                                                    3,108,045
200,564   Wal-Mart Stores, Inc.                                                                  10,308,990

Telecommunications  4.61%                                                                        13,836,000
275,000   Nokia Corp., American Depositary Receipt (Finland)                                      5,640,250
200,000   Sprint Corp.*                                                                           4,460,000
 75,000   Verizon Communications, Inc.                                                            3,735,750

Utilities  0.99%                                                                                  2,977,800
 60,000   Kinder Morgan, Inc.                                                                     2,977,800

                                                                   INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                    RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 4.73%                                                                    $14,170,000
(Cost $14,170,000)

Joint Repurchase Agreement 4.73%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond, 6.375% due 08-15-27 and
  U.S. Treasury Note, 3.625% due 01-15-08)                             2.58%          14,170      14,170,000

TOTAL INVESTMENTS 98.89%                                                                       $296,529,700

OTHER ASSETS AND LIABILITIES, NET 1.11%                                                          $3,341,843

TOTAL NET ASSETS 100.00%                                                                       $299,871,543


* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price per
share.

ASSETS
Investments at value (cost $285,268,585)                         $296,529,700
Cash                                                                      185
Receivable for investments sold                                     8,679,288
Receivable for shares sold                                              9,525
Dividends and interest receivable                                      95,160
Other assets                                                           50,128

Total assets                                                      305,363,986

LIABILITIES
Payable for investments purchased                                   4,757,186
Payable for shares repurchased                                        131,823
Payable to affiliates                                                 448,380
Other payables and accrued expenses                                   155,054

Total liabilities                                                   5,492,443

NET ASSETS
Capital paid-in                                                   510,181,939
Accumulated net realized loss on investments                     (221,541,989)
Net unrealized appreciation of investments                         11,261,115
Accumulated net investment loss                                       (29,522)

Net assets                                                       $299,871,543

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($208,771,634 [DIV] 20,120,531 shares)                         $10.38
Class B ($87,588,160 [DIV] 9,107,705 shares)                            $9.62
Class C ($3,511,749 [DIV] 365,490 shares)                               $9.61

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.38 [DIV] 95%)                                           $10.93
Class C ($9.61 [DIV] 99%)                                               $9.71

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $14,667)            $1,981,760
Interest (including securities lending income of $94,316)             563,356

Total investment income                                             2,545,116

EXPENSES
Investment management fee                                           3,200,186
Class A distribution and service fee                                  853,417
Class B distribution and service fee                                1,327,683
Class C distribution and service fee                                   31,814
Transfer agent fee                                                  1,878,463
Registration and filing fee                                           102,090
Accounting and legal services fee                                      85,263
Custodian fee                                                          84,488
Printing                                                               56,561
Auditing fee                                                           33,500
Trustees' fee                                                          30,117
Miscellaneous                                                          12,898
Interest expense                                                        6,568
Legal fee                                                               2,594

Total expenses                                                      7,705,642

Net investment loss                                                (5,160,526)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                 (220,744,987)
Change in net unrealized appreciation (depreciation)
  on investments                                                  (80,445,067)

Net realized and unrealized loss                                 (301,190,054)

Decrease in net assets from operations                          ($306,350,580)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($9,693,401)     ($5,160,526)
Net realized gain (loss)                        39,807,898     (220,744,987)
Change in net unrealized
  appreciation (depreciation)                  (88,157,503)     (80,445,067)

Decrease in net assets
  resulting from operations                    (58,043,006)    (306,350,580)

Distributions to shareholders
From net realized gain
Class A                                        (50,047,115)     (16,145,029)
Class B                                        (34,402,171)      (9,758,462)
Class C                                           (155,747)        (140,042)
                                               (84,605,033)     (26,043,533)

From fund share transactions                     8,726,562      (31,511,001)

NET ASSETS
Beginning of period                            797,698,134      663,776,657

End of period 1                               $663,776,657     $299,871,543

1 Includes accumulated net investment loss of $26,588 and $29,522, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $23.28      $24.37      $22.27      $25.04      $20.73
Net investment loss 1                                    (0.12)      (0.11)      (0.17)      (0.23)      (0.13)
Net realized and unrealized
  gain (loss) on investments                              3.49        2.17        5.65       (1.48)      (9.42)
Total from
  investment operations                                   3.37        2.06        5.48       (1.71)      (9.55)
Less distributions
From net realized gain                                   (2.28)      (4.16)      (2.71)      (2.60)      (0.80)
Net asset value,
  end of period                                         $24.37      $22.27      $25.04      $20.73      $10.38
Total return 2 (%)                                       16.05        9.80       27.58       (8.15)     (47.77)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $303        $382        $484        $421        $209
Ratio of expenses to
  average net assets (%)                                  1.44        1.40        1.35        1.36        1.59
Ratio of net investment
  loss to average
  net assets (%)                                         (0.51)      (0.50)      (0.70)      (0.97)      (0.99)
Portfolio turnover (%)                                     133         153 3       183         162         131

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.83      $23.70      $21.38      $23.74      $19.40
Net investment loss 1                                    (0.27)      (0.25)      (0.31)      (0.37)      (0.21)
Net realized and unrealized
  gain (loss) on investments                              3.42        2.09        5.38       (1.37)      (8.77)
Total from
  investment operations                                   3.15        1.84        5.07       (1.74)      (8.98)
Less distributions
From net realized gain                                   (2.28)      (4.16)      (2.71)      (2.60)      (0.80)
Net asset value,
  end of period                                         $23.70      $21.38      $23.74      $19.40       $9.62
Total return 2 (%)                                       15.33        9.04       26.70       (8.79)     (48.12)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $36        $217        $312        $239         $88
Ratio of expenses to
  average net assets (%)                                  2.13        2.08        2.02        2.05        2.24
Ratio of net investment
  loss to average
  net assets (%)                                         (1.20)      (1.16)      (1.37)      (1.66)      (1.65)
Portfolio turnover (%)                                     133         153 3       183         162         131

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 4  10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.43      $21.37      $23.73      $19.39
Net investment loss 1                                    (0.10)      (0.31)      (0.37)      (0.20)
Net realized and unrealized
  gain (loss) on investments                              0.04        5.38       (1.37)      (8.78)
Total from
  investment operations                                  (0.06)       5.07       (1.74)      (8.98)
Less distributions
From net realized gain                                      --       (2.71)      (2.60)      (0.80)
Net asset value,
  end of period                                         $21.37      $23.73      $19.39       $9.61
Total return 2 (%)                                       (0.28)5     26.72       (8.80)     (48.15)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1          $3          $4
Ratio of expenses to
  average net assets (%)                                  2.10 6      2.05        2.06        2.29
Ratio of net investment loss
  to average net assets (%)                              (1.14)6     (1.36)      (1.71)      (1.68)
Portfolio turnover (%)                                     153 3       183         162         131

1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Portfolio turnover rate excludes merger activity.

4 Class C shares began operations on 6-1-98.

5 Not annualized.

6 Annualized.


See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the year for which loans were outstanding amounted to $1,720,375, and the weighted average interest rate was 5.90%. Interest expense includes $2,588 paid under the line of credit. There was no outstanding borrowing under the line of credit on October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $1,233,000 collateralized by securities in the amount of $1,811,581.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $218,821,116 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $415,911 with regard to sales of Class A shares. Of this amount, $31,084 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $262,956 was paid as sales commissions to unrelated broker-dealers and $121,871 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $17,798 with regard to sales of Class C shares. Of this amount, $13,184 was paid as sales commissions to unrelated broker-dealers and $4,614 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $325,732 for Class B shares and $1,817 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                   YEAR ENDED 10-31-00             YEAR ENDED 10-31-01
                               SHARES           AMOUNT        SHARES            AMOUNT
CLASS A SHARES
Sold                        5,654,099     $134,661,975     4,795,389       $69,201,491
Distributions reinvested    1,962,883       46,599,078       830,051        15,364,098
Repurchased                (6,624,254)    (157,146,910)   (5,833,727)      (79,806,728)
Net increase (decrease)       992,728      $24,114,143      (208,287)       $4,758,861

CLASS B SHARES
Sold                        4,126,439      $92,609,687     2,278,031       $29,500,933
Distributions reinvested    1,292,439       28,912,218       476,032         8,221,052
Repurchased                (6,244,702)    (139,338,666)   (5,963,450)      (76,364,713)
Net decrease                 (825,824)    ($17,816,761)   (3,209,387)     ($38,642,728)

CLASS C SHARES
Sold                          219,079       $4,892,316       285,082        $3,548,470
Distributions reinvested        5,950          133,107         7,607           131,298
Repurchased                  (114,939)      (2,596,243)      (98,685)       (1,306,902)
Net increase                  110,090       $2,429,180       194,004        $2,372,866

NET INCREASE (DECREASE)       276,994       $8,726,562    (3,223,670)     ($31,511,001)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $548,173,354 and $624,628,404, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $287,989,458. Gross unrealized appreciation and depreciation of investments aggregated $36,015,946 and $27,475,704, respectively, resulting in net unrealized appreciation of $8,540,242.

NOTE E
Reclassification of capital accounts

During the year ended October 31, 2001, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,870, a decrease in accumulated net investment loss of $5,157,592 and a decrease in capital paid-in of $5,159,462. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Large Cap Growth Fund,

We have audited the accompanying statement of assets and liabilities of the John Hancock Large Cap Growth Fund (the "Fund"), including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Large Cap Growth Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
December 7, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund has designated distributions to shareholders of $26,043,533 as capital gain dividends.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the tax character of all distributions for the calendar year 2001.



Shareholder meeting (unaudited)

On April 25, 2001, a special meeting of shareholders of the Fund was held. The shareholders approved the following proposals (votes in parentheses):

To amend the Fund's investment restriction on industry concentration (14,643,520 FOR, 1,511,980 AGAINST, and 1,135,079 ABSTAINING).

To amend the Fund's investment restriction on borrowing money
(14,162,197 FOR, 1,901,062 AGAINST, and 1,227,319 ABSTAINING).

To amend the Fund's investment restriction on issuing senior securities (14,658,576 FOR, 1,295,011 AGAINST, and 1,336,993 ABSTAINING).

To amend the Fund's investment restriction on purchasing real estate (14,715,865 FOR, 1,346,801 AGAINST, and 1,227,913 ABSTAINING).

To amend the Fund's investment restriction on investing in commodities (14,234,587 FOR, 1,758,774 AGAINST, and 1,297,218 ABSTAINING).

To amend the Fund's investment restriction on making loans (14,223,126 FOR, 1,801,449 AGAINST, and 1,266,004 ABSTAINING).

To amend the Fund's investment restriction on pledging, mortgaging or hypothecating its assets (13,997,700 FOR, 1,879,746 AGAINST, and 1,413,132 ABSTAINING).

To amend the Fund's investment restriction on issuer diversification (14,508,203 FOR, 1,409,715 AGAINST, and 1,372,660 ABSTAINING).



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Growth Fund.

2000A  10/01
       12/01






John Hancock
Mid Cap
Growth
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primarily
in stocks of
medium capitaliza
tion companies (in
the capitalization
range of the
Russell Midcap
Growth Index) with
above-average
earnings growth.

Over the last twelve months

* Investment backdrop worsened as period progressed.

* Fund's heavy stake in technology and telecommunication names detracted from performance.

* Stage set for some positive stimulus for the months ahead.

[Bar chart with heading "John Hancock Mid Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 20% with -60% at the bottom and 0% at the top. The first bar represents the -49.87% total return for Class A. The second bar represents the -50.24% total return for Class B. The third bar represents the -50.21% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.0%   Affiliated Computer Services
 2.9%   Danaher
 2.8%   USA Education
 2.6%   Cabot Microelectronics
 2.4%   IDEC Pharmaceuticals
 2.4%   Waters
 2.4%   Legg Mason
 2.4%   National Semiconductor
 2.2%   Concord EFS
 2.1%   Electronic Arts

As a percentage of net assets on October 31, 2001.



BY PAUL J. BERLINGUET AND TIMOTHY N. MANNING FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Mid Cap Growth Fund

MANAGERS'
REPORT

Harsh investment conditions pushed stocks well into bear market territory during the past 12 months. Over the fiscal year, we witnessed a confluence of factors that in a very short time evolved into a formidable force against the stock market. These included the steady deterioration of corporate earnings and profit growth, a persistent pullback in economic activity, large-scale restraint in capital spending, the evaporation of funding for mergers and acquisitions as well as initial public offerings, and the final bursting of the dot.com bubble. Despite brief price upturns in late spring and midsummer, the steady drumbeat of bad news heightened the market's unease, serving to erode investor confidence well before the tragic events of September 11.

The terrorist attacks, however, did serve to drive an economy already teetering on recession on its way to realizing it in full. After shutting its doors for four days, the New York Stock Exchange opened on September 17 and the world watched as the Dow Jones Industrial Average experienced its greatest one-week decline since the Great Depression. Despite this significant setback, the U.S. stock market had begun to demonstrate its hallmark resiliency by the time the Fund's fiscal year ended. Several key benchmark indexes were able to regain lost ground. In fact, growth stocks, which had been out of favor for most of the fiscal year, performed quite well in October.

"Harsh investment
 conditions pushed
 stocks well into bear
 market territory during
 the past 12 months."

FUND PERFORMANCE

In the difficult environment, John Hancock Mid Cap Growth Fund produced negative returns, as did most growth stock funds. For the 12 months ended October 31, 2001, the Fund's Class A, Class B and Class C shares produced total returns of -49.87, -50.24%, and -50.21%, respectively, at net asset value. This compares with the -42.78% return of the Fund's benchmark Russell Midcap Growth Index and the -43.31% return of the average multi-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

TECHNOLOGY PLUNGE JUMPING-OFF POINT FOR BROADENING PORTFOLIO

The broad-based downturn experienced by many industries began with a sharp correction in the technology/telecommunication sector late last year. The Fund owned many telecommunication equipment companies, fiber-optics and networking firms, as well as competitive local exchange carriers that suffered considerably during the sector's rout in the period's first half. At the time, we believed many of these companies had the wherewithal to support steady earnings visibility and long-term contracts. Unfortunately, that was not the case and the Fund underperformed its peers largely as a result. Without the certainty of revenue acceleration going forward, we chose to sell many of these holdings, fortunately before their demise was complete. Holdings we sold included Comverse Technology, ONI Systems and Sonus Networks to name a few.

"We then broadened the
 Fund's portfolio to partici-
 pate in companies that
 had diversified business
 models and demonstrated
 predictability of
 earnings growth."

We then broadened the Fund's portfolio to participate in companies that had diversified business models and demonstrated predictability of earnings growth. We also enhanced our already solid investment process to involve even more disciplined buy and sell decisions based on target upward and downward price thresholds.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 24%, the second is Computers 16%, the third Electronics 11%, the fourth Finance 8%, and the fifth Oil & gas 7%.]

BIOTECH AND FINANCIALS INCREASED

Biotechnology was to the 1980s what the dot.coms were to the 1990s. After biotech's fall, the companies that survived were the ones with sound business fundamentals, solid partnerships with large pharmaceutical companies and viable products. As we diversified, we increased the Fund's exposure to health care, adding to biotechnology firms as well as health-care services. We have recently pared our health-care stake in order to realize some profits. Noteworthy holdings included Invitrogen, ICOS and Waters, which we sold.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on Oct. 31, 2001." The chart is divided into two sections (from top to left): Common stocks 95% and Short-term investments & other 5%.]

Declining interest rates, attractive valuations and fairly solid consumer creditworthiness created opportunities to purchase well-diversified consumer finance stocks. We added to or newly purchased such firms as Commerce Bancorp, Concord EFS, a debit card processor, and Affiliated Managers Group, a holding company for asset managers, and student loan marketer USA Education, formerly Sallie Mae.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Brocade Communications Systems followed by a down arrow with the phrase "Slowdown in storage spending." The second listing is USA Education followed by an up arrow with the phrase "Efficiencies from acquisition, low interest rates." The third listing is McLeodUSA followed by a down arrow with the phrase "Nonviable business model."]

ENERGY REDUCED

We trimmed the Fund's exposure to energy-related stocks, particularly those in oil-field services. Upon entering what is called the "shoulder period" for the industry -- during which time companies decide how much natural gas to put into storage for the winter -- we began to question the sustainability of the commodity's price in a weakening economy. Our move proved timely as the holdings we sold fell considerably in price soon thereafter. Holdings we pared or sold include BJ Services, Santa Fe International, Cooper Cameron Corp. and Weatherford International.

"We are well aware the
 market may remain volatile
 in the months ahead."

OUTLOOK

We are well aware the market may remain volatile in the months ahead. Yet, we also look forward to the economy regaining its footing sometime not too far in the future. While we shall remain cautious, we are encouraged not only by the economic and financial stimulus packages being introduced in Washington but also by the Federal Reserve Board's resolve to jump-start economic growth through continued aggressive monetary easing. With such initiatives, growth opportunities will likely emerge.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common
stocks. Also shown on
page 7 is the Russell
Midcap Growth Index,
Index 2, an unman-
aged index that
contains those securi-
ties from the Russell
Midcap Index with a
greater-than-average
growth orientation.

It is not possible to
invest in an index.

                              Class A      Class B      Class C      Index 1
Inception date                11-1-93      11-1-93       6-1-98           --

Average annual returns with maximum sales charge (POP)
One year                       -52.36%      -52.61%      -51.17%      -24.89%
Five years                      -2.46%       -2.47%          --        10.04%
Since Inception                  3.50%        3.44%       -6.42%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -52.36%      -52.61%      -51.17%      -24.89%
Five years                     -11.73%      -11.77%          --        61.38%
Since Inception                 31.68%       31.05%      -20.27%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Index 1 and is equal to $26,288 as of October 31, 2001. The second line represents the Index 2 and is equal to $20,951 as of October 31, 2001. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund, before sales charge, and is equal to $13,866 as of October 31, 2001. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $13,168 as of October 31, 2001.

                                    Class B 1    Class C 1
Inception date                      11-1-93       6-1-98
Without sales charge                $13,105       $8,052
With maximum sales charge                --       $7,972
Index 1                             $26,288      $10,147
Index 2                             $20,951      $10,046

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingency deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES           ISSUER                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.78%                                                                             $179,394,277
(Cost $177,204,022)

Advertising 1.44%                                                                                  $2,721,752
 86,680   Lamar Advertising Co.*                                                                    2,721,752

Banks -- United States 2.67%                                                                        5,047,436
 34,832   Commerce Bancorp, Inc.                                                                    2,542,736
 55,000   State Street Corp.                                                                        2,504,700

Beverages 0.97%                                                                                     1,835,000
100,000   Coca-Cola Enterprises, Inc.                                                               1,835,000

Broker Services 2.40%                                                                               4,552,470
108,109   Legg Mason, Inc.                                                                          4,552,470

Business Services -- Misc. 1.49%                                                                    2,830,782
 92,600   Corporate Executive Board Co. (The)*                                                      2,830,782

Chemicals 2.61%                                                                                     4,934,546
 74,450   Cabot Microelectronics Corp.*                                                             4,934,546

Computers 16.03%                                                                                   30,339,575
 63,830   Affiliated Computer Services, Inc.*                                                       5,620,231
205,400   BEA Systems, Inc.*                                                                        2,493,556
124,500   Check Point Software Technologies Ltd.* (Israel)                                          3,675,240
 99,400   Citrix Systems, Inc.*                                                                     2,325,960
 98,800   EarthLink, Inc.*                                                                          1,447,420
 77,350   Electronic Arts, Inc.*                                                                    3,980,431
 91,200   Emulex Corp.*                                                                             2,159,616
140,000   Juniper Networks, Inc.*                                                                   3,120,600
526,650   Parametric Technology Corp.*                                                              3,691,816
 49,450   Pixar, Inc.*                                                                              1,824,705

Electronics 11.36%                                                                                 21,496,582
 98,000   Alpha Industries, Inc.*                                                                   2,281,440
109,750   Cree, Inc.*                                                                               1,970,013
 64,636   International Rectifier Corp.*                                                            2,269,370
102,250   Lam Research Corp.*                                                                       1,938,660
 75,000   Linear Technology Corp.                                                                   2,910,000
103,700   Micrel, Inc.*                                                                             2,608,055
174,917   National Semiconductor Corp.*                                                             4,544,344
 78,800   Semtech Corp.*                                                                            2,974,700

Finance 7.89%                                                                                      14,942,584
 44,602   Affiliated Managers Group, Inc.*                                                          2,751,943
153,000   Concord EFS, Inc.*                                                                        4,187,610
 86,850   SEI Investments Co.                                                                       2,670,638
 65,380   USA Education, Inc.                                                                       5,332,393

Household  0.68%                                                                                    1,287,403
 29,801   Mohawk Industries, Inc.*                                                                  1,287,403

Instruments -- Scientific 2.41%                                                                     4,553,899
128,315   Waters Corp.*                                                                             4,553,899

Insurance  2.92%                                                                                    5,532,923
 43,083   Everest Re Group Ltd. (Bermuda)                                                           2,880,099
113,904   Willis Group Holdings Ltd.*                                                               2,652,824

Manufacturing 2.85%                                                                                 5,395,966
 96,806   Danaher Corp.                                                                             5,395,966

Media 2.15%                                                                                         4,065,709
 37,689   Univision Communications, Inc. (Class A)*                                                   942,225
131,294   Westwood One, Inc.*                                                                       3,123,484

Medical 24.03%                                                                                     45,474,842
 35,863   Allergan, Inc.                                                                            2,574,605
 57,213   AmerisourceBergen Corp.                                                                   3,636,458
 10,550   Anthem, Inc.*                                                                               441,834
 88,600   Cytyc Corp.*                                                                              2,323,092
 32,878   Forest Laboratories, Inc.*                                                                2,445,466
 51,000   Genzyme Corp.*                                                                            2,751,450
113,362   Health Management Associates, Inc. (Class A)*                                             2,209,425
 54,950   ICOS Corp.*                                                                               3,173,363
 76,550   IDEC Pharmaceuticals Corp.*                                                               4,591,469
 47,600   ImClone Systems, Inc.*                                                                    2,912,644
 41,250   Invitrogen Corp.*                                                                         2,530,275
 41,582   Laboratory Corp. of America Holdings*                                                     3,584,368
 82,900   MedImmune, Inc.*                                                                          3,252,996
 62,004   Shire Pharmaceuticals Group Plc*, American
          Depositary Receipts (ADR) (United Kingdom)                                                2,771,579
  4,850   Smith & Nephew Plc (United Kingdom)                                                          27,279
 53,708   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                        3,319,154
 43,657   Varian Medical Systems, Inc.*                                                             2,929,385

Oil & Gas 6.89%                                                                                    13,041,687
 38,519   Anadarko Petroleum Corp.                                                                  2,197,509
 89,620   BJ Services Co.*                                                                          2,293,376
 77,204   ENSCO International, Inc.                                                                 1,528,639
 82,818   Halliburton Co.                                                                           2,044,776
 96,619   Santa Fe International Corp.                                                              2,351,706
 76,707   Weatherford International, Inc.*                                                          2,625,681

Retail 3.17%                                                                                        5,995,704
 48,371   BJ's Wholesale Club, Inc.*                                                                2,455,796
104,731   TJX Cos., Inc. (The)                                                                      3,539,908

Utilities  1.83%                                                                                    3,474,100
 70,000   Kinder Morgan, Inc.                                                                       3,474,100

Waste Disposal Service & Equip. 0.99%                                                               1,871,317
114,244   Republic Services, Inc.*                                                                  1,871,317

                                                                     INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                       RATE    (000s omitted)         VALUE
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 5.60%                                                                      $10,599,000
(Cost $10,599,000)

Joint Repurchase Agreement 5.60%
Investment in a joint repurchase agreement transaction with
  Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond, 6.375% due 08-15-27
  and U.S. Treasury Note, 3.625% due 01-15-08)                           2.58%        $10,599      10,599,000

TOTAL INVESTMENTS 100.38%                                                                        $189,993,277

OTHER ASSETS AND LIABILITIES, NET (0.38%)                                                           ($722,485)

TOTAL NET ASSETS 100.00%                                                                         $189,270,792


* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2001
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
countries.

                                      VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                       OF NET ASSETS
-----------------------------------------------------------
Bermuda                                               1.52%
Israel                                                3.70
United Kingdom                                        1.48
United States                                        93.68

Total investments                                   100.38%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $187,803,022)                         $189,993,277
Cash                                                                      108
Receivable for investments sold                                     5,177,724
Receivable for shares sold                                              5,981
Dividends and interest receivable                                       6,967
Other assets                                                           29,436

Total assets                                                      195,213,493

LIABILITIES
Payable for investments purchased                                   5,499,217
Payable for shares repurchased                                         52,410
Payable to affiliates                                                 268,871
Other payables and accrued expenses                                   122,203

Total liabilities                                                   5,942,701

NET ASSETS
Capital paid-in                                                   287,207,006
Accumulated net realized loss on investments                     (100,108,262)
Net unrealized appreciation of investments                          2,190,255
Accumulated net investment loss                                       (18,207)

Net assets                                                       $189,270,792

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($84,913,803 [DIV] 11,090,107 shares)                           $7.66
Class B ($101,205,800 [DIV] 14,191,300 shares)                          $7.13
Class C ($3,151,189 [DIV] 442,206 shares)                               $7.13

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.66 [DIV] 95%)                                             $8.06
Class C ($7.13 [DIV] 99%)                                               $7.20

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                             $480,406
Dividends (net of foreign withholding taxes of $1,119)                467,036
Securities lending income                                             452,234

Total investment income                                             1,399,676

EXPENSES
Investment management fee                                           2,247,369
Class A distribution and service fee                                  366,277
Class B distribution and service fee                                1,546,873
Class C distribution and service fee                                   41,415
Transfer agent fee                                                  1,234,229
Custodian fee                                                          74,625
Accounting and legal services fee                                      56,109
Auditing fee                                                           28,200
Printing                                                               24,885
Registration and filing fee                                            23,367
Trustees' fee                                                          19,328
Miscellaneous                                                          11,143
Legal fee                                                               2,129
Interest expense                                                          943

Total expenses                                                      5,676,892

Net investment loss                                                (4,277,216)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                  (99,532,206)
Net realized loss on foreign currency transactions                       (101)
Change in net unrealized appreciation (depreciation)
  on investments                                                 (105,617,067)

Net realized and unrealized loss                                 (205,149,374)

Decrease in net assets from operations                          ($209,426,590)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($5,859,670)     ($4,277,216)

Net realized gain (loss)                        38,277,590      (99,532,307)
Change in net unrealized
  appreciation (depreciation)                   46,416,551     (105,617,067)
Increase (decrease) in net assets
  resulting from operations                     78,834,471     (209,426,590)

Distributions to shareholders
From net realized gain
Class A                                         (7,725,298)      (8,459,283)
Class B                                        (10,531,936)     (12,235,558)
Class C                                            (30,130)        (268,824)
                                               (18,287,364)     (20,963,665)

From fund share transactions                   103,602,298       (2,662,700)

NET ASSETS
Beginning of period                            258,174,342      422,323,747

End of period 1                               $422,323,747     $189,270,792

1 Includes accumulated net investment loss of $17,614 and $18,207, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.92      $11.40       $9.11      $12.85      $16.03
Net investment loss 1                                    (0.06)      (0.09)      (0.12)      (0.17)      (0.12)
Net realized and unrealized
  gain (loss) on investments                              1.00       (0.89)       3.86        4.23       (7.48)
Total from investment
  operations                                              0.94       (0.98)       3.74        4.06       (7.60)
Less distributions
From net realized gain                                   (0.46)      (1.31)         --       (0.88)      (0.77)
Net asset value,
  end of period                                         $11.40       $9.11      $12.85      $16.03       $7.66
Total return 2 (%)                                        8.79       (9.40)      41.05       33.26      (49.87)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $142        $101        $112        $176         $85
Ratio of expenses to
  average net assets (%)                                  1.59        1.59        1.60        1.46        1.63
Ratio of net investment loss
  to average net assets (%)                              (0.57)      (0.86)      (1.14)      (1.08)      (1.13)
Portfolio turnover (%)                                     317         168         153         146         211

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.67      $11.03       $8.72      $12.22      $15.08
Net investment loss 1                                    (0.13)      (0.15)      (0.18)      (0.27)      (0.18)
Net realized and unrealized
  gain (loss) on investments                              0.95       (0.85)       3.68        4.01       (7.00)
Total from investment
  operations                                              0.82       (1.00)       3.50        3.74       (7.18)
Less distributions
From net realized gain                                   (0.46)      (1.31)         --       (0.88)      (0.77)
Net asset value,
  end of period                                         $11.03       $8.72      $12.22      $15.08       $7.13
Total return 2 (%)                                        7.84       (9.97)      40.14       32.30      (50.24)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $205        $134        $146        $241        $101
Ratio of expenses to
  average net assets (%)                                  2.28        2.27        2.23        2.16        2.33
Ratio of net investment loss
  to average net assets (%)                              (1.25)      (1.54)      (1.77)      (1.78)      (1.83)
Portfolio turnover (%)                                     317         168         153         146         211

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 3  10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.99       $8.72      $12.21      $15.07
Net investment loss 1                                    (0.06)      (0.19)      (0.27)      (0.18)
Net realized and unrealized
  gain (loss) on investments                             (1.21)       3.68        4.01       (6.99)
Total from investment
  operations                                             (1.27)       3.49        3.74       (7.17)
Less distributions
From net realized gain                                      --          --       (0.88)      (0.77)
Net asset value,
  end of period                                          $8.72      $12.21      $15.07       $7.13
Total return 2 (%)                                       12.71 4     40.02       32.32      (50.21)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 5        -- 5        $5          $3
Ratio of expenses to
  average net assets (%)                                  2.29 6      2.30        2.16        2.33
Ratio of net investment loss
  to average net assets (%)                              (1.66) 6    (1.82)      (1.80)      (1.83)
Portfolio turnover (%)                                     168         153         146         211

1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Class C shares began operations on 6-1-98.

4 Not annualized.

5 Less than $500,000.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $16,689,962 collateralized by securities in the amount of $17,024,006.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $103,577,194 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The Fund's carryforward expires as follows: $3,983,227 on October 31, 2002 and $99,593,967 on October 31, 2009. Availability of a certain amount of the loss carryforward, which were acquired on September 6, 1996 and December 16, 1994 in mergers, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of 1,000,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $354,212 with regard to sales of Class A shares. Of this amount, $43,008 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $221,657 was paid as sales commissions to unrelated broker-dealers and $89,547 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $18,115 with regard to sales of Class C shares. Of this amount, $15,519 was paid as sales commissions to unrelated broker-dealers and $2,596 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $204,422 for Class B shares and $16,399 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.



                                   YEAR ENDED 10-31-00              YEAR ENDED 10-31-01
                              SHARES            AMOUNT          SHARES           AMOUNT
CLASS A SHARES
Sold                        7,007,167     $113,792,310       6,463,198      $69,108,267
Distributions reinvested      559,925        7,234,539         516,305        8,044,046
Repurchased                (5,290,216)     (84,452,496)     (6,892,015)     (69,795,005)
Net increase                2,276,876      $36,574,353          87,488       $7,357,308

CLASS B SHARES
Sold                        6,140,752      $96,363,708       1,755,115      $18,796,689
Distributions reinvested      792,521        9,700,479         734,126       10,732,049
Repurchased                (2,907,340)     (44,027,463)     (4,260,517)     (40,747,341)
Net increase (decrease)     4,025,933      $62,036,724      (1,771,276)    ($11,218,603)

CLASS C SHARES
Sold                          345,301       $5,336,113         232,471       $2,387,369
Distributions reinvested        1,965           24,049          15,197          222,024
Repurchased                   (24,310)        (368,941)       (151,021)      (1,410,798)
Net increase                  322,956       $4,991,221          96,647       $1,198,595

NET INCREASE (DECREASE)     6,625,765     $103,602,298      (1,587,141)     ($2,662,700)



NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $571,197,711 and $602,224,919, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $187,917,437. Gross unrealized appreciation and depreciation of investments aggregated $13,423,859 and $11,348,019, respectively, resulting in net unrealized appreciation of $2,075,840.

NOTE E
Reclassification of capital accounts

During the year ended October 31, 2001, the fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $20,986, a decrease in accumulated net investment loss of $4,276,623, and a decrease in capital paid-in of $4,255,637. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and utilized capital loss carryforwards in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and the Board of Trustees of John Hancock Mid Cap Growth Fund of
John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Mid Cap Growth Fund (a series of the John Hancock Investment Trust III) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended October 31, 2001.

The Fund has designated distributions to shareholders of $20,963,665 as capital gain dividend.

With respect to the Fund's ordinary taxable income for the fiscal year ended October 31, 2001, 0% of the distributions qualify for the dividends-received deduction available to corporations.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Mid Cap Growth Fund.

3900A  10/01
       12/01






John Hancock
International
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
7
WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges - from the Great Depression, to wars, natural disasters and global financial turmoil - and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of foreign
companies.

Over the last twelve months

* Economic conditions continued to deteriorate worldwide.

* Terrorist attacks in the U.S. reverberated throughout the global economy.

* International markets rebounded late in the period as political and monetary leaders took action to calm investor fears.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -34.60% total return for Class A. The second bar represents the -35.18% total return for Class B. The third bar represents the -35.14% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 1.6%   TotalFinaElf
 1.5%   Inditex
 1.3%   E.On
 1.3%   Suncor Energy
 1.3%   BNP Paribas
 1.3%   GlaxoSmithKline
 1.2%   Manulife Financial
 1.2%   Swiss Reinsurance
 1.2%   Nintendo
 1.2%   Royal Bank of Scotland Group

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY LORETTA MORRIS AND RANDY KAHN, FOR THE NICHOLAS-APPLEGATE CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
International Fund

Conditions in global equity markets presented challenges for investors throughout 2001, exacerbated by the tragic events of September 11. Since the period began, the international equity markets have been bracing for a tough investment environment in the face of slowing economic and earnings growth globally. The terrorist attacks on U.S. soil only served to heighten investor concerns.

Amid a deceleration in U.S. industrial-sector growth following massive investments in technology in 1999, the U.S. economy entered a period of slower growth starting in the second half of 2000. Similar to the trend in the United States, economic expansion has slowed markedly in Europe. Among the 12-member Eurozone countries, growth slowed to 0.1% in the second quarter of 2001, down from 0.5% posted in the first quarter. Despite slowing growth, the Eurozone remained out of recession (loosely defined as two straight quarters of falling output) during the reporting period. In Japan, the economy remained mired in difficulty: the country's GDP shrank by 0.8% in the second quarter, unemployment has been on the rise and exporters have lowered their earnings expectations on heightened fears that the United States would fall into a recession.

"Similar to the trend
 in the United States,
 economic expansion
 has slowed markedly
 in Europe."

In an effort to revive flagging growth, central banks worldwide have moved to reduce interest rates. Through the end of October, central bankers cut interest rates more than 150 times and, especially after the September 11 attacks, injected massive amounts of liquidity into the global economy.

FUND PERFORMANCE

For the 12 months ended October 31, 2001, John Hancock International Fund's Class A, Class B and Class C shares posted total returns of -34.60%, -35.18% and -35.14%, respectively, at net asset value.
During the same period, the benchmark MSCI All Country World Free ex-U.S. Index returned -24.93% and the average international fund returned -26.39%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

GROWTH STOCKS OUT OF FAVOR

Throughout 2001, rough investment conditions globally have negatively affected the Fund's returns because growth stocks, which are the Fund's focus, have been out of favor, while value-oriented companies have been rewarded. In fact, companies with relatively high price-to-earnings ratios that met or exceeded their earnings expectations were punished due to concerns over their future growth rates.

"...growth stocks, which
 are the Fund's focus, have
 been out of favor..."

Despite this challenging environment, we continue to find companies benefiting from positive, sustainable change. For example, two of the portfolio's larger holdings -- Diageo, the U.K. spirits and food company, and Nestle, the Swiss food producer -- are restructuring operations to reduce costs, expand distribution and increase margins. These positions have performed quite well.

On a country basis, stock selection in Japan, Hong Kong and Mexico were the primary contributors to the Fund's decline during the period. During most of the reporting period, the Fund was significantly underweighted in Japanese stocks. In particular, we have been bearish on the Japanese financial sector -- in our opinion, most companies in this group are in dire financial health, exhibit little transparency and are incongruent with our investment philosophy.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 12%, the second is Banks-foreign 12%, the third Oil & gas 10%, the fourth Telecommunications 10%, and the fifth Retail 7%.]

By sector, the Fund was hardest-hit by declines in the commercial/industrial, producers/manufacturing and financial services groups. In what has been a discouraging year for investors and money managers alike, there were no positive returns among any of the sectors in the Fund or the index in 2001 through October 31.

OUTLOOK

Despite a difficult environment for global equities in 2001, a number of factors inspire optimism. The European Central Bank, the Bank of England and many other central banks worldwide have reduced the level of short-term interest rates to encourage borrowing by consumers and businesses, thereby helping stimulate economic growth. After posting declines in September, global markets bounced back in the first weeks of October, but this may reflect short-term oversold conditions. In the wake of the U.S.-led war on terrorism and the first retaliatory attacks in Afghanistan, international markets posted gains. Longer term, we believe the case for international investing remains compelling amid the positive themes of structural changes such as tax and pension reform in Europe. The trend toward a rising equity culture in Europe and Japan also bodes well for international equity markets.

[Bar chart at middle of page with heading "Five largest countries As a percentage of net assets on 10-31-01." The chart is divided into five sections: United Kingdom 23%, Japan 15%, France 13%, Canada 7% and Switzerland 6%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Inditex followed by an up arrow with the phrase "Rapid expansion and strong same-store sales increases." The second listing is Furukawa Electric followed by a down arrow with the phrase "Global slowdown in capital equipment spending." The third listing is Nokia followed by an up arrow with the phrase "Establishing a dominant position in the wireless space."]

We continue, however, to maintain a reduced exposure to Japanese stocks. Although we believe that the new government of Prime Minister Jonichiro Koizumi may eventually institute structural reforms, in the near term such efforts will likely push Japan further into recession.

"Our goal has always been to
 identify companies with
 increasing earnings growth
 and we have held true to
 our investment discipline."

At Nicholas-Applegate, we remain committed to our proven investment philosophy and process despite changing market conditions. Our goal has always been to identify companies with increasing earnings growth and we have held true to our investment discipline. Over full market cycles, earnings drive stock prices, and over time, growth has rewarded investors. We are confident that our consistent focus on buying well-run companies that have the ability to outpace expectations will continue to benefit shareholders over time. Finally, we thank you for your patience and support during what has been a trying year for all of us.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Ex-U.S.
Index, which measures
the performance of a
broad range of
developed and
emerging stock
markets around the
world. The index
represents" free"
securities that are
traded freely on
equity exchanges
around the world.

It is not possible to
invest in an index.
                              Class A     Class B     Class C       Index
Inception date                 1-3-94      1-3-94      6-1-98          --

Average annual returns with maximum sales charge (POP)
One year                      -37.89%     -38.42%     -36.42%     -24.93%
Five years                     -6.65%      -6.70%          --       0.26%
Since inception                -3.90%      -3.95%     -11.94%          --

Cumulative total returns with maximum sales charge (POP)
One year                      -37.89%     -38.42%     -36.42%     -24.93%
Five years                    -29.10%     -29.31%          --       1.30%
Since inception               -26.72%     -27.04%     -35.23%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $12,340 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $7,703 as of October 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $7,316 as of October 31, 2001.

                                    Class B 1    Class C 1
Inception date                       1-3-94       6-1-98
Without sales charge                 $7,308       $6,539
With maximum sales charge                --       $6,474
Index                               $12,340       $8,603

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into four main categories: common stocks, rights, warrants and short-term investments. Common stocks, rights and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                       VALUE
COMMON STOCK 97.53%                                                                             $14,608,296
(Cost $15,318,845)

Australia  1.09%                                                                                   $163,854
11,300   News Corp., Ltd. (The) (Media)                                                              77,740
15,100   Woolworths, Ltd. (Retail)                                                                   86,114

Belgium  0.36%                                                                                       53,291
 1,400   UCB SA (Medical)                                                                            53,291

Canada  7.30%                                                                                     1,093,550
 4,600   Barrick Gold Corp. (Metal)                                                                  71,714
 2,800   Biovail Corp.* (Medical)                                                                   132,328
11,800   Bombardier, Inc. (Diversified Operations)                                                   76,594
 4,300   Loblaw Co., Ltd. (Retail)                                                                  133,054
 7,500   Manulife Financial Corp. (Insurance)                                                       185,100
 3,100   PanCanadian Energy Corp. (Oil & Gas)                                                        86,350
 7,300   Placer Dome, Inc. (Metal)                                                                   83,293
 6,400   Suncor Energy, Inc. (Oil & Gas)                                                            195,210
 3,700   Talisman Energy, Inc. (Oil & Gas)                                                          129,907

Denmark  1.03%                                                                                      153,985
 3,800   Novo Nordisk A/S (Class B) (Medical)                                                       153,985

Finland  1.15%                                                                                      172,424
14,200   Stora Enso Oyj (Paper & Paper Products)                                                    172,424

France  12.98%                                                                                    1,944,042
 4,600   Alstom (Machinery)                                                                          70,254
 2,100   Aventis SA (Medical)                                                                       154,413
 2,300   BNP Paribas SA (Banks -- Foreign)                                                          191,151
 3,100   Castorama Dubois Investissement SA (Retail)                                                147,501
 1,700   Lafarge SA (Building)                                                                      150,919
 1,100   L'Oreal SA (Cosmetics & Personal Care)                                                      75,887
19,100   Orange SA* (Telecommunications)                                                            154,615
 2,000   PSA Peugeot Citroen SA (Automobile/Trucks)                                                  81,220
 1,700   Sanofi-Synthelabo SA (Medical)                                                             112,004
 4,100   STMicroelectronics NV (Electronics)                                                        115,795
 3,800   Suez SA (Water)                                                                            119,388
 1,700   Total Fina Elf SA (Oil & Gas)                                                              238,534
10,900   Usinor SA (Steel)                                                                          114,707
 3,600   Vivendi Environnement (Utilities)                                                          138,296
 1,700   Vivendi Universal SA (Media)                                                                79,358

Germany  5.11%                                                                                      765,465
 3,300   BASF AG (Chemicals)                                                                        111,604
 2,500   Bayerische Motoren Werke AG (Automobile/Trucks)                                             74,295
 2,400   Deutsche Bank AG (Banks -- Foreign)                                                        133,385
 3,800   E.On AG (Utilities)                                                                        197,897
 1,400   Fresenius Medical Care AG (Medical)                                                         86,723
   612   Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)                                  161,561

Greece  0.66%                                                                                        98,760
 6,100   Hellenic Telecommunications Organization SA
         (Telecommunications)                                                                        98,760

Ireland  1.86%                                                                                      278,804
11,600   Allied Irish Banks Plc (Banks -- Foreign)                                                  112,683
18,700   Bank of Ireland (Banks -- Foreign)                                                         166,121

Israel  0.99%                                                                                       148,320
 2,400   Teva Pharmaceutical Industries, Ltd.
         American Depositary Receipts (ADR) (Medical)                                               148,320

Italy  3.39%                                                                                        507,972
17,700   Autostrade SpA (Transport)                                                                 111,123
10,700   ENI SpA (Oil & Gas)                                                                        133,968
14,800   Riunione Adriatica di Sicurta SpA (Insurance)                                              177,447
15,700   Telecom Italia Mobile SpA (Telecommunications)                                              85,434

Japan  14.62%                                                                                     2,190,065
 7,000   Ajinomoto Co., Inc. (Diversified Operations)                                                75,686
10,000   Bridgestone Corp. (Rubber -- Tires & Misc.)                                                 94,169
   100   Bridgestone Corp. (ADR) (Rubber -- Tires & Misc.)                                            9,700
 7,000   Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                      74,487
    13   East Japan Railway Co. (Transport)                                                          75,638
 5,000   Eisai Co., Ltd. (Medical)                                                                  127,708
 2,000   Fuji Photo Film Co., Ltd. (Leisure)                                                         65,935
 4,000   Fujisawa Pharmaceutical Co., Ltd. (Medical)                                                 95,965
12,000   Furukawa Electric Co., Ltd. (Wire & Cable Products)                                         69,134
 2,100   Honda Motor Co., Ltd. (Automobile/Trucks)                                                   75,230
 2,000   Ito-Yokado Co., Ltd. (Retail)                                                               88,131
     4   Japan Tobacco, Inc. (Tobacco)                                                               26,113
 6,000   Marui Co., Ltd. (Retail)                                                                    81,129
 7,000   Mitsui Fudosan Co., Ltd. (Real Estate Operations)                                           71,002
 1,500   Murata Manufacturing Co., Ltd. (Electronics)                                                94,006
 1,200   Nintendo Co., Ltd. (Leisure)                                                               184,879
55,000   Nippon Steel Corp. (Steel)                                                                  73,606
 7,000   Nomura Securities Co., Ltd. (Broker Services)                                               91,966
    10   NTT DoCoMo, Inc. (Telecommunications)                                                      135,460
12,000   OJI Paper Co., Ltd. (Paper & Paper Products)                                                58,558
   800   ORIX Corp. (Leasing Companies)                                                              69,917
 2,000   Seven-Eleven Japan Co., Ltd. (Retail)                                                       86,988
 2,500   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                    82,215
16,000   Sumitomo Mitsui Bank (Banks -- Foreign)                                                     98,837
 2,000   Takeda Chemical Industries, Ltd. (Medical)                                                  96,781
 3,500   Tokyo Electric Power Co., Inc. (Utilities)                                                  86,825

Mexico  0.61%                                                                                        91,500
 6,100   America Movil SA de CV (ADR) (Telecommunications)                                           91,500

Netherlands  5.35%                                                                                  801,411
 6,700   Aegon NV (Insurance)                                                                       168,134
 3,160   Akzo Nobel NV (Chemicals)                                                                  129,465
 4,000   DSM NV (Chemicals)                                                                         130,060
 6,900   Fortis (NL) NV (Insurance)                                                                 163,223
 2,975   Heineken NV (Beverages)                                                                    109,309
 3,600   Koninklijke Ahold NV (Retail)                                                              101,220

Portugal  0.61%                                                                                      91,816
11,600   Portugal Telecom SA (Telecommunications)                                                    91,816

Singapore  0.53%                                                                                     78,764
83,000   Singapore Telecommunications, Ltd. (Telecommunications)                                     78,764

South Korea 2.22%                                                                                   331,981
 5,400   Korea Telecom Corp. (ADR) (Telecommunications)                                             112,536
 1,600   Samsung Electronics Co., Ltd. (Electronics)                                                120,560
   520   SK Telecom Co., Ltd. (Telecommunications)                                                   98,885

Spain  3.93%                                                                                        589,257
 4,000   Banco Popular Espanol SA (Banks -- Foreign)                                                134,198
12,000   Iberdrola SA (Utilities)                                                                   164,815
11,700   Inditex SA* (Retail)                                                                       217,838
 5,000   Repsol YPF, SA (Oil & Gas)                                                                  72,406

Sweden  1.17%                                                                                       174,890
 9,200   Ericsson (L.M.) Telephone Co. (Class B) (ADR)
           (Telecommunications)                                                                      39,284
11,000   Svenska Handelsbanken AB (Banks -- Foreign)                                                135,606

Switzerland  5.96%                                                                                  891,905
   800   Nestle SA (Food)                                                                           165,841
 3,563   Novartis AG (Medical)                                                                      133,234
 1,082   Roche Holdings AG (Medical)                                                                 74,932
 4,800   Serona SA* (ADR) (Medical)                                                                  91,872
 1,800   Swiss Reinsurance Co. (Insurance)                                                          184,920
   300   Swisscom AG* (Telecommunications)                                                           83,196
 3,400   UBS AG* (Banks -- Foreign)                                                                 157,910

Taiwan  0.55%                                                                                        82,624
 6,400   Taiwan Semiconductor Mfg. Co., Ltd.*( ADR) (Electronics)                                    82,624

United Kingdom 22.67%                                                                             3,395,183
 5,200   Abbey National Plc (Banks -- Foreign)                                                       77,278
16,700   Allied Domecq Plc (Beverages)                                                               84,910
15,000   ARM Holdings Plc* (Electronics)                                                             75,831
 5,800   Barclays Plc (Banks -- Foreign)                                                            174,411
35,400   BG Group Plc (Oil & Gas)                                                                   133,835
18,500   BP Plc (Oil & Gas)                                                                         149,156
36,700   BAE Systems Plc (Aerospace)                                                                178,069
20,600   British American Tobacco Plc (Tobacco)                                                     179,554
14,200   British Sky Broadcasting Group Plc* (Media)                                                158,838
31,700   British Telecommunications Plc (Telecommunications)                                        160,256
47,470   Centrica Plc (Utilities)                                                                   151,022
20,100   Compass Group Plc* (Food)                                                                  146,434
15,600   Diageo Plc (Beverages)                                                                     155,576
 7,000   GlaxoSmithKline Plc (Medical)                                                              188,125
15,800   Lloyds TSB Group Plc (Banks -- Foreign)                                                    159,292
16,200   Marks & Spencer Plc (Retail)                                                                67,542
13,800   Powergen Plc (Utilities)                                                                   149,452
11,100   Reckitt Benckiser Plc (Grocery Products)                                                   154,800
31,900   Rentokil Initial Plc (Diversified Operations)                                              114,694
 7,600   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                        181,617
13,800   Scottish Power Plc (Utilities)                                                              79,187
 9,000   Shire Pharmaceuticals Group Plc* (Medical)                                                 130,743
15,600   South African Breweries Plc (Beverages)                                                     96,815
26,200   Tesco Plc (Retail)                                                                          92,297
67,300   Vodafone AirTouch Plc (Telecommunications)                                                 155,449

United States 3.39%                                                                                 508,433
 4,300   Amdocs, Ltd.* (Telecommunications)                                                         112,273
 5,800   Santa Fe International Corp. (Oil & Gas)                                                   141,172
 2,900   Schlumberger, Ltd. (Oil & Gas)                                                             140,418
 3,800   Transocean Sedco Forex, Inc. (Oil & Gas)                                                   114,570

WARRANTS  0.89%                                                                                    $133,903
(Cost $135,087)

Germany   0.00%
      5   Muenchener Rueckversicherungs-Gesellschaft AG* (Insurance)                                    297

United Kingdom 0.89%
 2,200   Infosys Technology, Ltd.* (Computer)                                                       133,606

TOTAL COMMON STOCKS, RIGHTS AND WARRANTS 98.42%                                                 $14,742,199
(Cost $15,453,932)

                                                                    INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                      RATE    (000s OMITTED)        VALUE
SHORT-TERM INVESTMENTS 3.08%                                                                       $461,400
(Cost $461,400)

Joint Repurchase Agreement 1.30%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc. -- Dated 10-31-01,
  due 11-01-01 (Secured by U.S. Treasury Bond,
  6.375% due 08-15-27 and U.S. Treasury Note,
  3.625% due 01-15-08)                                                  2.58%           $195       $195,000

                                                                                      SHARES

Cash Equivalents 1.78%
Navigator Securities Lending Prime Portfolio**                                       266,400        266,400

TOTAL INVESTMENTS 101.50%                                                                       $15,203,599

OTHER ASSETS AND LIABILITIES, NET (1.50%)                                                         ($224,922)

TOTAL NET ASSETS 100.00%                                                                        $14,978,677

 * Non-income producing security.

** Represents investment of security lending collateral.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

October 31, 2001
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industry groups.

                                      VALUE AS A PERCENTAGE
INVESTMENT DISTRIBUTION                OF FUND'S NET ASSETS

Aerospace                                             1.18%
Automobile/Trucks                                     1.54
Banks -- Foreign                                     11.50
Beverages                                             2.98
Broker Services                                       0.61
Building                                              1.01
Chemicals                                             3.03
Computer                                              0.89
Cosmetics & Personal Care                             0.51
Diversified Operations                                1.78
Electronics                                           3.26
Food                                                  2.09
Grocery Products                                      1.03
Insurance                                             6.95
Leasing Companies                                     0.47
Leisure                                               1.67
Machinery                                             0.47
Media                                                 2.11
Medical                                              11.89
Metal                                                 1.04
Oil & Gas                                            10.25
Paper & Paper Products                                1.54
Printing -- Commercial                                0.50
Real Estate                                           0.47
Retail                                                7.36
Rubber -- Tires & Misc.                               0.69
Steel                                                 1.26
Telecommunications                                   10.00
Tobacco                                               1.37
Transport                                             1.25
Utilities                                             6.46
Water                                                 0.80
Wire & Cable Products                                 0.46
Short-Term Investments                                3.08

Total investments                                   101.50%



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maxi
mum offering
price per share.

ASSETS
Investments at value (cost $15,915,332)        $15,203,599
Cash                                                39,879
Receivable for investments sold                    412,980
Receivable for shares sold                             252
Receivable for forward currency exchange
contracts                                           50,215
Dividends and interest receivable                   26,292
Other assets                                         1,016

Total assets                                    15,734,233

LIABILITIES
Due to custodian                                     9,573
Payable for investments purchased                  354,528
Payable for shares repurchased                       3,406
Payable for forward currency exchange contracts     14,651
Payable for securities on loan                     266,400
Payable to affiliates                                4,157
Other payables and accrued expenses                102,841

Total liabilities                                  755,556

NET ASSETS
Capital paid-in                                 24,570,450
Accumulated net realized loss on investments
  and foreign currency transactions             (8,878,842)
Net unrealized depreciation of investments and
  translation of assets and liabilities in
  foreign currencies                              (676,990)
Accumulated net investment loss                    (35,941)

Net assets                                     $14,978,677

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($7,762,153 [DIV] 1,257,004 shares)          $6.18
Class B ($6,398,633 [DIV] 1,091,742 shares)          $5.86
Class C ($817,891 [DIV] 139,433 shares)              $5.87

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.18 [DIV] 95%)                          $6.51
Class C ($5.87 [DIV] 99%)                            $5.93

See notes to
financial statements.

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.


OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of
$34,551)                                          $246,350
Interest                                            54,788
Securities lending income                           27,813

Total investment income                            328,951

EXPENSES
Investment management fee                          208,015
Class A distribution and service fee                33,461
Class B distribution and service fee                87,402
Class C distribution and service fee                 9,077
Transfer agent fee                                 213,668
Custodian fee                                      204,842
Registration and filing fee                         48,447
Auditing fee                                        37,900
Printing                                            11,285
Accounting and legal services fee                    4,160
Miscellaneous                                        1,992
Trustee's fee                                        1,383
Legal fee                                            1,912

Total expenses                                     863,544
Less expense reductions                           (332,651)

Net expenses                                       530,893

Net investment loss                               (201,942)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                     (7,342,282)
Foreign currency transactions                     (310,763)
Change in unrealized appreciation
(depreciation) on Investments                   (1,096,258)
Translation of assets and liabilities in
foreign currencies                                  36,964

Net realized and unrealized loss                (8,712,339)

Decrease in net assets from operations         ($8,914,281)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01

INCREASE (DECREASE) IN NET ASSETS

From operations

Net investment loss                              ($203,120)       ($201,942)
Net realized loss                               (1,339,941)      (7,653,045)
Change in net unrealized appreciation
  (depreciation)                                (2,415,129)      (1,059,294)

Decrease in net assets resulting
  from operations                               (3,958,190)      (8,914,281)

Distributions to shareholders

From net realized gain
Class A                                           (295,164)              --
Class B                                           (409,639)              --
Class C                                             (7,456)              --
                                                  (712,259)              --

From fund share transactions                    16,270,661       (4,718,426)

NET ASSETS
Beginning of period                             17,011,172       28,611,384

End of period 1                                $28,611,384      $14,978,677

1 Includes accumulated net investment loss of $90,888 and $35,941, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.70       $8.41       $8.81      $10.95       $9.45
Net investment loss 1                                    (0.02)         -- 2     (0.02)      (0.04)      (0.05)
Net realized and unrealized
  gain (loss) on investments                             (0.26)       0.47        2.16       (1.01)      (3.22)
Total from investment
  operations                                             (0.28)       0.47        2.14       (1.05)      (3.27)
Less distributions
From net investment income                               (0.01)         --          --          --          --
From net realized gain                                      --       (0.07)         --       (0.45)         --
Net asset value,
  end of period                                          $8.41       $8.81      $10.95       $9.45       $6.18
Total return 3,4 (%)                                     (3.22)       5.61       24.29      (10.15)     (34.60)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5          $6          $7         $15          $8
Ratio of expenses
  to average net assets (%)                               1.73        1.79        1.96        1.88        2.23
Ratio of adjusted expenses
  to average net assets 5 (%)                             3.03        3.65        3.81        3.44        3.83
Ratio of net investment loss
  to average net assets (%)                              (0.16)       0.04       (0.20)      (0.43)      (0.65)
Portfolio turnover (%)                                     169         129         113         163         278

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.55       $8.22       $8.55      $10.55       $9.04
Net investment loss 1                                    (0.08)      (0.06)      (0.09)      (0.12)      (0.10)
Net realized and unrealized
  gain (loss) on investments                             (0.25)       0.46        2.09       (0.94)      (3.08)
Total from investment
  operations                                             (0.33)       0.40        2.00       (1.06)      (3.18)
Less distributions
From net realized gain                                      --       (0.07)         --       (0.45)         --
Net asset value,
  end of period                                          $8.22       $8.55      $10.55       $9.04       $5.86
Total return 3,4 (%)                                     (3.86)       4.88       23.39      (10.65)     (35.18)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $9         $10          $9         $12          $6
Ratio of expenses
  to average net assets (%)                               2.43        2.49        2.63        2.57        2.93
Ratio of adjusted expenses
  to average net assets 5 (%)                             3.73        4.35        4.48        4.13        4.53
Ratio of net investment loss
  to average net assets (%)                              (0.88)      (0.66)      (0.91)      (1.13)      (1.34)
Portfolio turnover (%)                                     169         129         113         163         278

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 6  10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.36       $8.55      $10.57       $9.05
Net investment loss 1                                    (0.03)      (0.10)      (0.11)      (0.10)
Net realized and unrealized
  gain (loss) on investments                             (0.78)       2.12       (0.96)      (3.08)
Total from investment
  operations                                             (0.81)       2.02       (1.07)      (3.18)
Less distributions
From net realized gain                                      --          --       (0.45)         --
Net asset value,
  end of period                                          $8.55      $10.57       $9.05       $5.87
Total return 3,4 (%)                                     (8.65) 7    23.63      (10.72)     (35.14)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        -- 8        $1          $1
Ratio of expenses
  to average net assets (%)                               2.29 9      2.66        2.57        2.93
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.15 9      4.51        4.13        4.53
Ratio of net investment loss
  to average net assets (%)                              (1.27) 9    (1.04)      (1.07)      (1.35)
Portfolio turnover (%)                                     129         113         163         278

1  Based on the average of the shares outstanding at the end of each month.

2  Less than $0.01 per share.

3  Assumes dividend reinvestment and does not reflect the effect of sales charges.

4  Total return would have been lower had certain expenses not been reduced during the periods shown.

5  Does not take into consideration expense reductions during the period shown.

6  Class C shares began operations on 6-1-98.

7  Not annualized.

8  Less than $500,000.

9  Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital through investment primarily in stocks of foreign companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $254,236 collateralized by cash in the amount of $266,400. The cash collateral was invested in a short-term instrument.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts at October 31, 2001:

                                                     UNREALIZED
                PRINCIPAL AMOUNT     EXPIRATION    APPRECIATION
CURRENCY        COVERED BY CONTRACT  MONTH        (DEPRECIATION)

BUYS
Euro            14,356               NOV 01                ($68)
Japanese Yen    83,142,282           NOV 01             (14,558)

                                                       ($14,626)
SELLS
Euro            5,686                NOV 01                 $27
Japanese Yen    134,427,711          NOV 01              50,001
Pound Sterling  36,384               NOV 01                 (25)
Swiss Franc     79,267               NOV 01                 187

                                                        $50,190


Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to share holders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,736,081 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $1,040,558 and October 31, 2009 -- $7,695,523.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next
$250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadviser's fees.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $332,651 for the year ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $45,866 with regard to sales of Class A shares. Of this amount, $5,706 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $36,127 was paid as sales commissions to unrelated broker-dealers and $4,033 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001 JH Funds received net up-front sales charges of $4,901 with regard to sales of Class C shares. Of this amount, $4,151 was paid as sales commissions to unrelated broker-dealers and $750 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $29,466 for Class B shares and $1,085 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 10-31-00        YEAR ENDED 10-31-01
                              SHARES        AMOUNT       SHARES        AMOUNT
CLASS A SHARES
Sold                       5,688,563   $61,833,499    3,334,883   $26,461,859
Distributions reinvested      24,777       272,550           --            --
Repurchased               (4,748,871)  (51,907,424)  (3,716,888)  (29,457,682)
Net increase (decrease)      964,469   $10,198,625     (382,005)  ($2,995,823)

CLASS B SHARES
Sold                         963,130   $10,656,322      460,496    $3,277,285
Distributions reinvested      30,269       320,249           --            --
Repurchased                 (569,523)   (6,051,775)    (686,822)   (4,979,294)
Net increase (decrease)      423,876    $4,924,796     (226,326)  ($1,702,009)

CLASS C SHARES
Sold                         784,403    $7,784,613      612,584    $4,971,952
Distributions reinvested         704         7,456           --            --
Repurchased                 (669,480)   (6,644,829)    (606,501)   (4,992,546)
Net increase (decrease)      115,627    $1,147,240        6,083      ($20,594)

NET INCREASE (DECREASE)    1,503,972   $16,270,661     (602,248)  ($4,718,426)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $54,582,027 and $59,062,273, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $16,058,092. Gross unrealized appreciation and depreciation of investments aggregated $503,803 and $1,358,296, respectively, resulting in net unrealized depreciation of $854,493.


NOTE E
Reclassification of accounts

During the year ended October 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $200,684, a decrease in accumulated net investment loss of $256,889 and a decrease in capital paid-in of $457,573. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses, passive foreign investment companies, and net realized gain/loss on foreign currency transactions in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock International Fund of the John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Fund (a series of John Hancock Investment Trust III) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund designated no distributions to shareholders as capital gain dividends. No distributions qualify for the dividends-received deduction available to corporations.



Shareholder meeting (unaudited)

On April 25, 2001, a special meeting of shareholders of the Fund was held. The shareholders approved Proposal 1 (vote in parentheses):

To approve a new sub-investment management contract between the Fund, John Hancock Advisers, Inc. and Nicholas-Applegate Capital Management LP (1,458,428 FOR, 41,265 AGAINST and 76,071 ABSTAINING).

Since no quorum was present with regard to Proposal 2, the meeting was adjourned to May 25, 2001.

On May 25, 2001, the shareholders approved Proposals 2(a) and 2(b) (votes in parentheses):

To amend certain investment restrictions of the Fund (1,528,325 FOR, 64,844 AGAINST and 76,701 ABSTAINING).

To amend the Fund's investment restriction on investing in commodities (1,517,096 FOR, 68,650 AGAINST and 84,124 ABSTAINING).



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
International Fund.

4000A  10/01
       12/01






John Hancock
U.S. Global
Leaders Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primar-
ily in the stocks
of U.S.-based
multinational
companies that,
in the opinion
of the Adviser,
exhibit sustain-
able competitive
advantages
relative to their
global peers.

Over the last eight months

* Weak economy and disappointing earnings reports hit the stock market hard.

* The Fund built its positions in U.S.-based multinational companies.

* Consumer staples stocks held up better than the overall markets.

[Bar chart with heading "John Hancock U.S. Global Leaders Fund." Under the heading is a note that reads "Fund performance from inception March 1, 2001 through October 31, 2001." The chart is scaled in increments of 2% with -14% at the bottom and 0% at the top. The first bar represents the -12.80% total return for Class A. The second bar represents the -13.20% total return for Class B. The third bar represents the -13.20% total return for Class C. The fourth bar represents the -12.60% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.3%   Citigroup
 3.0%   Microsoft
 3.0%   Johnson & Johnson
 3.0%   Philip Morris
 2.9%   Verizon Communications
 2.7%   General Electric
 2.7%   American International Group
 2.7%   Avon Products
 2.5%   Tyco International
 2.5%   PepsiCo

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY ROBERT J. UEK, CFA, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

John Hancock
U.S. Global Leaders Fund

The stock market's malaise extended into 2001. Under the pressure of disappointing corporate earnings and gloomy economic news, stocks continued their treacherous decline well into the summer months. Several short-lived market rallies sparked investors' hopes that stock prices might have bottomed out. Those hopes, however, were repeatedly dashed as the dismal corporate results and continued soft economy sent the market spiraling downward again after each rally.

"...our emphasis is on
 established companies
 with proven histories,
 strong balance sheets,
 good cash flow and
 stable earnings."

Then, the terrorist attacks on September 11 pushed the already weak stock market down even further. In fact, in the third quarter, stock funds posted their worst performance since the 1987 stock market crash. By the end of the period, the market was filled with extremely jittery investors - worried about recession in the U.S., the war in Afghanistan and the possibility of more terrorist attacks on America. As a result, the Standard & Poor's 500 Index returned -13.79% for the eight months ended October 31, 2001.

PERFORMANCE SCORECARD

Given the difficult market environment, it's no surprise that stock funds turned in negative results for the period. John Hancock U.S. Global Leaders Fund was no exception. However, we were fortunate enough to outpace our peer group, declining less than the average fund, thanks to our strong stock selection. From its inception on March 1, 2001 through October 31, 2001, the Fund's Class A, Class B, Class C and Class I shares returned -12.80%, -13.20%, -13.20% and -12.60%, respectively, at net asset value. By comparison, the average large-cap core fund returned -14.80% for the same period, according to Lipper Inc. 1

INVESTMENT STRATEGY

Our primary investment focus is on U.S.-based multinational companies that, in our opinion, exhibit sustainable competitive advantages relative to their global peers. We invest at least 80% of the Fund's assets in multinational companies that derive at least one-third of their revenue from outside the U.S. or appear to have the potential to earn significant revenues from foreign operations.

Within the universe of multinational companies, our emphasis is on established companies with proven histories, strong balance sheets, good cash flow and stable earnings. We take a bottom-up approach, buying individual stocks with strong fundamentals, rather than placing bets on sectors of the market. Of course, there will be times when our sector weightings will be slightly higher or lower than the S&P 500 Index's sector weightings. But that will simply be a factor of the individual stocks we like -- or don't like -- in any given sector.

"Under the pressure of
 disappointing corporate
 earnings and gloomy
 economic news, stocks
 continued their
 treacherous decline..."

WINNERS AND LOSERS

In the consumer staples arena, one of our top performers has been cosmetics giant Avon Products. With a new CEO at the helm, the company has refreshed its product line, beefed up its sales force and expanded beyond its traditional catalogue business into new retail channels. What's more, its powerful brand image overseas is fueling Avon's international sales. PepsiCo was another big contributor to performance. With its strong portfolio of brands, including Pepsi-Cola, Aquafina, Tropicana, Frito-Lay and Gatorade (newly acquired from Quaker Oats), the company has turned in solid sales at home and is well positioned to grow its international sales.

Among our health-care names, Baxter International stood out. Even in the face of a declining health-care sector, Baxter turned in solid results, thanks to its strong product cycle and accelerating earnings. In the communications sector, Verizon Communications performed well in comparison to the long-distance carriers AT&T and MCI WorldCom, which suffered from intense price competition.

Of course, not all of our investments performed so strongly. With technology stocks coming under pressure during the period, several of our tech holdings -- such as EMC and Compaq -- turned in disappointing results. Also, one of our large utility holdings, AES, fell sharply. After years of steady earnings growth, this independent power producer ran into trouble digesting several recent acquisitions, and those woes put considerable pressure on its stock price.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 11%, the second is Computers 10%, the third Diversified operations 9%, the fourth Finance 8% and the fifth Telecommunications 7%.]

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into two sections (from top to left): Common stocks 95% and Short-term investments & other 5%.]

A LOOK AHEAD

We believe negative investor sentiment will likely keep stocks choppy for a while longer. But it's clear that the Federal Reserve, with its nine interest-rate cuts through October, is committed to stimulating the sagging U.S. economy. What's more, new fiscal measures, such as investment incentives, have been introduced since September 11 to give the economy an additional lift. We believe this increased economic stimulus, combined with the aggressive cost-cutting at many U.S. corporations, could result in a more pronounced rebound when the U.S. economy finally does start to recover.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Baxter International followed by an up arrow with the phrase "Strong product cycle, earnings." The second listing is Avon followed by an up arrow with the phrase "New management reinvigorates business." The third listing is AES followed by a down arrow with the phrase "Trouble with recent acquisitions."]

"We are confident that the
 economy will eventually
 recover -- as it has after the
 nine recessions since World
 War II."

We are confident that the economy will eventually recover -- as it has after the nine recessions since World War II. However, no one knows when the recovery will take hold. So we're not trying to time the turnaround. Instead, we're maintaining our steadfast focus on high-quality stocks with strong growth potential, reasonable valuations and significant international sales. That way John Hancock U.S. Global Leaders Fund will be well positioned not only to weather any further declines in the market, but also to leverage the upturn when it arrives.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.
                       Class A   Class B   Class C    Class I 1    Index
Inception date          3-1-01    3-1-01    3-1-01     3-1-01         --

Average annual returns with maximum sales charge (POP)
Since inception 2       -17.19%   -17.54%   -14.92%    -12.60%    -13.79%

Cumulative total returns with maximum sales charge (POP)
Since inception         -17.19%   -17.54%   -14.92%    -12.60%    -13.79%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Fund, before sales charge, and is equal to $8,720 as of October 31, 2001. The second line represents the Index and is equal to $8,621 as of October 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock U.S. Global Leaders Fund, after sales charge, and is equal to $8,281 as of October 31, 2001.

                                    Class B      Class C      Class I 1
Inception date                       3-1-01       3-1-01       3-1-01
Without sales charge                 $8,680       $8,680       $9,358
With maximum sales charge            $8,246       $8,507           --
Index                                $8,621       $8,621       $8,621

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES  ISSUER                                                                                             VALUE

COMMON STOCKS 95.02%                                                                                  $1,656,971
(Cost $1,827,811)

Advertising  1.45%                                                                                       $25,337
  330   Omnicom Group, Inc.                                                                               25,337

Aerospace  1.55%                                                                                          26,945
  500   United Technologies Corp.                                                                         26,945

Banks -- Foreign  1.71%                                                                                   29,832
1,200   ING Groep NV, American Depositary Receipt (ADR) (Netherlands)                                     29,832

Beverages  2.51%                                                                                          43,839
  900   PepsiCo, Inc.                                                                                     43,839

Chemicals  4.81%                                                                                          83,978
  530   Air Products & Chemicals, Inc.                                                                    21,221
1,300   Dow Chemical Co. (The)                                                                            43,225
  400   PPG Industries, Inc.                                                                              19,532

Computers  10.29%                                                                                        179,350
1,850   Cisco Systems, Inc.*                                                                              31,302
  500   Electronic Data Systems Corp.                                                                     32,185
  400   International Business Machines Corp.                                                             43,228
  900   Microsoft Corp.*                                                                                  52,335
2,000   Sun Microsystems, Inc.*                                                                           20,300

Cosmetics & Personal Care  2.69%                                                                          46,830
1,000   Avon Products, Inc.                                                                               46,830

Diversified Operations  9.10%                                                                            158,686
1,300   General Electric Co.                                                                              47,333
1,000   Honeywell International, Inc.                                                                     29,550
  360   Minnesota Mining & Manufacturing Co.                                                              37,577
  900   Tyco International Ltd.                                                                           44,226

Electronics  4.87%                                                                                        84,911
  450   Analog Devices, Inc.*                                                                             17,100
  350   Emerson Electric Co.                                                                              17,157
1,100   Intel Corp.                                                                                       26,862
  850   Texas Instruments, Inc.                                                                           23,792

Finance  8.30%                                                                                           144,720
1,250   Citigroup, Inc.                                                                                   56,900
  850   J.P. Morgan Chase & Co.                                                                           30,056
  650   Merrill Lynch & Co., Inc.                                                                         28,412
  600   Morgan Stanley Dean Witter & Co.                                                                  29,352

Food  3.42%                                                                                               59,665
  540   Kraft Foods, Inc. (Class A)                                                                       18,225
  800   Nestle S.A. ADR (Switzerland)                                                                     41,440

Insurance  5.72%                                                                                          99,820
  800   ACE, Ltd. (Bermuda)                                                                               28,200
1,000   AFLAC, Inc.                                                                                       24,460
  600   American International Group, Inc.                                                                47,160

Media  1.90%                                                                                              33,083
1,060   AOL Time Warner, Inc.*                                                                            33,083

Medical  11.37%                                                                                          198,293
  630   Abbott Laboratories                                                                               33,377
  660   American Home Products Corp.                                                                      36,848
  900   Baxter International, Inc.                                                                        43,533
  900   Johnson & Johnson                                                                                 52,119
  800   Pharmacia Corp.                                                                                   32,416

Mortgage Banking  2.32%                                                                                   40,480
  500   Federal National Mortgage Assn.                                                                   40,480

Oil & Gas  5.04%                                                                                          87,885
  200   Anadarko Petroleum Corp.                                                                          11,410
  350   Chevron Corp.                                                                                     30,992
  840   Exxon Mobil Corp.                                                                                 33,138
  500   Halliburton Co.                                                                                   12,345

Retail  5.42%                                                                                             94,552
  470   Home Depot, Inc. (The)                                                                            17,968
1,040   Lowe's Cos., Inc.                                                                                 35,464
  800   Wal-Mart Stores, Inc.                                                                             41,120

Soap & Cleaning Preparations  2.31%                                                                       40,264
  700   Colgate-Palmolive Co.                                                                             40,264

Telecommunications  6.69%                                                                                116,634
1,400   Nokia Corp. ADR (Finland)                                                                         28,714
1,000   SBC Communications, Inc.                                                                          38,110
1,000   Verizon Communications, Inc.                                                                      49,810

Tobacco  2.95%                                                                                            51,480
1,100   Philip Morris Cos., Inc.                                                                          51,480

Utilities  0.60%                                                                                          10,387
  750   AES Corp. (The)*                                                                                  10,387

                                                                        INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE    (000s omitted)         VALUE
SHORT-TERM INVESTMENTS 5.74%                                                                            $100,000
(Cost $100,000)

Repurchase Agreement 5.74%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
(Secured by U.S. Treasury Bonds, 6.375% due 08-15-27
and U.S. Treasury Note, 3.625% due 01-15-08)                               2.58%             $100       $100,000

TOTAL INVESTMENTS 100.76%                                                                             $1,756,971

OTHER ASSETS AND LIABILITIES, NET (0.76%)                                                               ($13,226)

TOTAL NET ASSETS 100.00%                                                                              $1,743,745

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,927,811 )                            $1,756,971
Cash                                                                      936
Dividends and interest receivable                                       1,912
Receivable from affiliates                                              3,396

Total assets                                                        1,763,215

LIABILITIES
Other payables and accrued expenses                                    19,470

Total liabilities                                                      19,470

NET ASSETS
Capital paid-in                                                     1,990,274
Accumulated net realized loss on investments                          (88,062)
Net unrealized depreciation of investments                           (170,840)
Undistributed net investment income                                    12,373

Net assets                                                         $1,743,745

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($1,691,560 [DIV] 194,000 shares)                               $8.72
Class B ($17,357 [DIV] 2,000 shares)                                    $8.68
Class C ($17,357 [DIV] 2,000 shares)                                    $8.68
Class I ($17,471 [DIV] 2,000 shares)                                    $8.74

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.72 [DIV] 95%)                                             $9.18
Class C ($8.68 [DIV] 99%)                                               $8.77

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
October 31, 2001 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $363)                  $17,840
Interest                                                                2,569

Total investment income                                                20,409

EXPENSES
Investment management fee                                               9,560
Class A distribution and service fee                                    3,710
Class B distribution and service fee                                      127
Class C distribution and service fee                                      127
Class A, B and C transfer agent fee                                       407
Class I transfer agent fee                                                  6
Custodian fee                                                          23,330
Auditing fee                                                           10,000
Registration and filing fee                                             8,783
Printing                                                                1,814
Trustees' fee                                                              14
Accounting and legal services fee                                         259
Miscellaneous                                                             232
Legal fee                                                                  13

Total expenses                                                         58,382
Less expense reductions                                               (40,620)

Net expenses                                                           17,762

Net investment income                                                   2,647

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                      (88,062)
Change in net unrealized depreciation
  on investments                                                     (170,840)

Net realized and unrealized loss                                     (258,902)

Decrease in net assets from operations                              ($256,255)

1 Inception period from 3-1-01 through 10-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
during the
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                                     PERIOD
                                                                      ENDED
                                                                   10-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                                $2,647
Net realized loss                                                   (88,062)
Change in net unrealized depreciation                              (170,840)

Decrease in net assets
  resulting from operations                                        (256,255)

From fund share transactions                                      2,000,000

NET ASSETS

End of period 2                                                  $1,743,745

1 Inception period from 3-1-01 through 10-31-01.

2 Includes undistributed net investment income of $12,373.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed during the period.

PERIOD ENDED                                               10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.00
Net investment income 2                                        0.01
Net realized and unrealized loss on investments               (1.29)
Total from investment operations                              (1.28)
Net asset value, end of period                                $8.72
Total return 3,4 (%)                                         (12.80) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          $2
Ratio of expenses to average net assets (%)                    1.38 6
Ratio of adjusted expenses to average net assets 7 (%)         4.55 6
Ratio of net investment income to average net assets (%)       0.22 6
Portfolio turnover (%)                                           17

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                               10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.00
Net investment loss 2                                         (0.03)
Net realized and unrealized loss on investments               (1.29)
Total from investment operations                              (1.32)
Net asset value, end of period                                $8.68
Total return 3,4 (%)                                         (13.20) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          -- 8
Ratio of expenses to average net assets (%)                    2.08 6
Ratio of adjusted expenses to average net assets 7 (%)         5.25 6
Ratio of net investment loss to average net assets (%)        (0.48) 6
Portfolio turnover (%)                                           17

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                                    10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Net investment loss 2                                             (0.03)
Net realized and unrealized loss on investments                   (1.29)
Total from investment operations                                  (1.32)
Net asset value, end of period                                    $8.68
Total return 3,4 (%)                                             (13.20) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              -- 8
Ratio of expenses to average net assets (%)                        2.08 6
Ratio of adjusted expenses to average net assets 7 (%)             5.25 6
Ratio of net investment loss to average net assets (%)            (0.48) 6
Portfolio turnover (%)                                               17

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                               10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.00
Net investment income 2                                        0.03
Net realized and unrealized loss on investments               (1.29)
Total from investment operations                              (1.26)
Net asset value, end of period                                $8.74
Total return 3,4 (%)                                         (12.60) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          -- 8
Ratio of expenses to average net assets (%)                    1.10 6
Ratio of adjusted expenses to average net assets 7 (%)         4.27 6
Ratio of net investment income to average net assets (%)       0.50 6
Portfolio turnover (%)                                           17

1 Class A, Class B, Class C and Class I shares began operations on 3-1-01.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

8 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock U.S. Global Leaders Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of October 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $88,062 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.70% of the next $2,250,000,000 and (c) 0.65% of the Fund's average daily net asset value in excess of $3,000,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding the transfer agent fee and distribution and service fees, to 1.05% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the Funds expenses amounted to $40,620 for the period ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2001, JH Funds received no net up-front sales charges with regard to sales of Class A and Class C shares.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended October 31, 2001, there were no CDSCs received by JH Funds for Class B shares and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares the Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund as of October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.


NOTE C
Fund share transactions

This listing illustrates the number of shares sold during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                        PERIOD ENDED 10-30-01 1
                                         SHARES       AMOUNT
CLASS A SHARES 2
Sold                                    194,000   $1,940,000
Net increase                            194,000   $1,940,000

CLASS B SHARES 2
Sold                                      2,000      $20,000
Net increase                              2,000      $20,000

CLASS C SHARES 2
Sold                                      2,000      $20,000
Net increase                              2,000      $20,000

CLASS I SHARES 2
Sold                                      2,000      $20,000
Net increase                              2,000      $20,000

NET INCREASE                            200,000   $2,000,000

1 Inception period from 3-1-01 through 10-31-01.

2 Class A, Class B, Class C and Class I shares began operations on 3-1-01.



NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2001, aggregated $2,190,064 and $274,191, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $1,927,811. Gross unrealized appreciation and depreciation of investments aggregated $40,156 and $210,996, respectively, resulting in net unrealized depreciation of $170,840.


NOTE E
Reclassification of accounts

During the year ended October 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net investment income of $9,726 and a decrease in capital paid-in of $9,726. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of non-deductible stock issuance costs in the computation of distributable income under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders of John Hancock U.S. Global Leaders Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock U.S. Global Leaders Fund (a series of John Hancock Investment Trust III) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 1, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund designated no distributions to shareholders as capital gain dividends.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
U.S. Global Leaders Fund.

7500A  10/01
       12/01